                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                  Manpower Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:
                                                             -------------------
        (5)  Total fee paid:
                            ----------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:
                                    --------------------------------------------
        (2)  Form, Schedule or Registration Statement No.:
                                                          ----------------------
        (3)  Filing Party:
                          ------------------------------------------------------
        (4)  Date Filed:
                        --------------------------------------------------------

                                 MANPOWER INC.
                            5301 NORTH IRONWOOD ROAD
                           MILWAUKEE, WISCONSIN 53217

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 2003

To the Shareholders of Manpower Inc.:

     The 2003 Annual Meeting of Shareholders of Manpower Inc. will be held at the Bradley Pavilion of the Marcus Center for the Performing Arts, 929 North Water Street, Milwaukee, Wisconsin, on April 29, 2003, at 9:00 a.m., local time, for the following purposes:

     (1) To elect three directors to serve until 2006 as Class I directors;

     (2) To approve the 2003 Equity Incentive Plan of Manpower Inc.;

     (3) To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2003; and

     (4) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on February 18, 2003 are entitled to notice of and to vote at the annual meeting and at all adjournments of the annual meeting.

     HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT IN PERSON OR BY PROXY IN ORDER FOR THE ANNUAL MEETING TO BE HELD. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO BY REVOKING YOUR PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          Michael J. Van Handel, Secretary

February 27, 2003

                                 MANPOWER INC.
                            5301 NORTH IRONWOOD ROAD
                           MILWAUKEE, WISCONSIN 53217

                               FEBRUARY 27, 2003

                                PROXY STATEMENT

     The enclosed proxy is solicited by the board of directors of Manpower Inc. for use at the Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on April 29, 2003, or at any postponement or adjournment of the annual meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders. The annual meeting will be held at the Bradley Pavilion of the Marcus Center for the Performing Arts, 929 North Water Street, Milwaukee, Wisconsin.

     The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be paid by us. No solicitation other than by mail is contemplated, except that our officers or employees may solicit the return of proxies from certain shareholders by telephone. In addition, we have retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee of approximately $7,000 plus expenses.

     Only shareholders of record at the close of business on February 18, 2003 are entitled to notice of and to vote the shares of our common stock, $.01 par value, registered in their name at the annual meeting. As of the record date, we had outstanding 77,241,213 shares of common stock. The presence, in person or by proxy, of a majority of the shares of the common stock outstanding on the record date will constitute a quorum at the annual meeting. Abstentions and broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, will be treated as present for purposes of determining the quorum. With respect to the proposal regarding approval of the 2003 Equity Incentive Plan, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as voting on the proposal. With respect to the proposal to elect the individuals nominated to serve as Class I directors by the board of directors and the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2003, abstentions and broker non-votes will not be counted as voting on the proposals. Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.

     This proxy statement, notice of annual meeting of shareholders and the accompanying proxy card, together with our annual report to shareholders, including financial statements for our fiscal year ended December 31, 2002, are being mailed to shareholders commencing on or about March 7, 2003.

     IF THE ACCOMPANYING PROXY CARD IS PROPERLY SIGNED AND RETURNED TO US AND NOT REVOKED, IT WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THE PROXY CARD. EACH SHAREHOLDER MAY REVOKE A PREVIOUSLY GRANTED PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE OF REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE TO THE SECRETARY OF MANPOWER. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN ITSELF, CONSTITUTE REVOCATION OF A PROXY. UNLESS OTHERWISE DIRECTED, ALL PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED TO SERVE AS CLASS I DIRECTORS BY THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN, FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR 2003, AND AS RECOMMENDED BY THE BOARD OF DIRECTORS WITH REGARD TO ALL OTHER MATTERS OR, IF NO SUCH RECOMMENDATION IS GIVEN, IN THE DISCRETION OF THE INDIVIDUALS TO WHOM THE PROXIES ARE GIVEN.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists as of the record date information as to the persons believed by us to be beneficial owners of more than 5% of our outstanding common stock:

                  NAME AND ADDRESS OF                       AMOUNT AND NATURE OF    PERCENT OF
                   BENEFICIAL OWNERS                        BENEFICIAL OWNERSHIP     CLASS(1)
                  -------------------                       --------------------    ----------
FMR Corp................................................         8,724,530(2)          11.3%
Edward C. Johnson 3d
Abigail P. Johnson
82 Devonshire Street
Boston, Massachusetts 02109
Wellington Management Company, LLP......................         5,104,274(3)           6.6%
75 State Street
Boston, Massachusetts 02109
AIM Funds Management, Inc. .............................         4,755,900(4)           6.2%
5140 Yonge Street
Suite 900
Toronto, Ontario M2N 6X7
Canada

---------------
(1) Based on 77,241,213 shares of common stock outstanding as of the record date.

(2) This information is based on a Schedule 13G dated February 14, 2003. FMR Corp. has sole voting power with respect to 1,507,400 shares held and sole dispositive power with respect to 8,724,530 shares held. Mr. Johnson owns 12.0% of the aggregate outstanding voting stock of FMR Corp. and has sole dispositive power with respect to 8,724,530 shares held. Ms. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. and has sole dispositive power with respect to 8,724,530 shares held.

(3) This information is based on a Schedule 13G dated February 14, 2003. Wellington Management Company, LLP has shared voting power with respect to 4,892,740 shares held and shared dispositive power with respect to 5,104,274 shares held.

(4) This information is based on a Schedule 13G dated February 13, 2003. AIM Funds Management, Inc. has sole voting and sole dispositive power with respect to 4,755,900 shares held.

                            1. ELECTION OF DIRECTORS

     Manpower's directors are divided into three classes, designated as Class I, Class II and Class III, with staggered terms of three years each. The term of office of directors in Class I expires at the annual meeting. The board of directors proposes that the nominees described below, all of whom are currently serving as Class I directors, be elected as Class I directors for a new term of three years ending at the 2006 annual meeting of shareholders and until their successors are duly elected and qualified.

     On December 3, 2002, J. Ira Harris retired from the board of directors after 11 years of service. We express our thanks to Mr. Harris for his many years of loyal service to Manpower and its shareholders, and we wish him well in his many other endeavors. With the retirement of Mr. Harris, the board of directors has eight members.

     Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise, will not be counted as affirmative votes cast for any director.

                                                             PRINCIPAL OCCUPATION
                NAME                                          AND DIRECTORSHIPS
                ----                                         --------------------
                                  NOMINEES FOR DIRECTORS -- CLASS I
Jeffrey A. Joerres...................    Chairman of Manpower since May, 2001, and President and
  Age 43                                 Chief Executive Officer of Manpower since April, 1999.
                                         Senior Vice President -- European Operations and Marketing
                                         and Major Account Development of Manpower from July, 1998 to
                                         April, 1999. Senior Vice President -- Major Account
                                         Development of Manpower from November, 1995 to July, 1998. A director of Artisan Funds, Inc. and Johnson Controls Inc. A director of Manpower since April, 1999.
Dennis Stevenson.....................    Chairman of Pearson plc, an international media company and
  Age 57                                 publisher of the Financial Times, and Chairman of HBOS plc, one of the world's largest banking institutions based in the
                                         United Kingdom. A director of Manpower for more than five
                                         years.
John R. Walter.......................    Retired President and Chief Operating Officer of AT&T Corp.
  Age 56                                 from November, 1996 to July, 1997. Chairman, President and
                                         Chief Executive Officer of R.R. Donnelley & Sons Company, a
                                         print and digital information management, reproduction and distribution company, from 1989 through 1996. Also a
                                         director of Abbott Laboratories, Deere & Company, Applied
                                         Graphics Technologies and SNP Corporation of Singapore. A
                                         director of Manpower since October, 1998.

                                        CONTINUING DIRECTORS
                               CLASS II DIRECTORS (TERM EXPIRING 2004)
Willie D. Davis......................    President of All Pro Broadcasting Incorporated, a radio
  Age 68                                 broadcasting company located in Los Angeles, California,
                                         since 1977. A director of Alliance Bank Co., Dow Chemical
                                         Company, Kmart Corporation, MGM Grand Inc., Sara Lee
                                         Corporation, Strong Funds, MGM Inc., Wisconsin Energy, Inc.,
                                         Johnson Controls Inc., Checkers Inc. and Bassett Furniture.
                                         A director of Manpower since May, 2001.
Terry A. Hueneke.....................    Executive Vice President of Manpower from 1996 until
  Age 60                                 February, 2002. Senior Vice President -- Group Executive of
                                         Manpower's former principal operating subsidiary from 1987 until 1996. A director of Manpower for more than five years.

                                                             PRINCIPAL OCCUPATION
                NAME                                          AND DIRECTORSHIPS
                ----                                         --------------------
                              CLASS III DIRECTORS (TERM EXPIRING 2005)
J. Thomas Bouchard...................    Senior Vice President, Human Resources of International
  Age 62                                 Business Machines from 1994 to 2000. Senior Vice President and Chief Human Resources Officer of U.S. West Inc. from
                                         1989 to 1994. Also a director of Health Net, Inc. and
                                         Nordstrom fsb. A director of Manpower since May, 2001.
Rozanne L. Ridgway...................    Non-Executive Chair, Baltic American Enterprise Fund since
  Age 67                                 1994. Co- Chair of The Atlantic Council of the United
                                         States, an association to promote better understanding of
                                         international issues, from 1993 to 1996 and President from
                                         1989 to 1992. A member of the U.S. Foreign Service from 1957 to 1989, including assignments as Ambassador for Oceans and
                                         Fisheries Affairs, Ambassador to Finland, Ambassador to the
                                         German Democratic Republic and Assistant Secretary of State
                                         for European and Canadian Affairs. Also a director of The
                                         Boeing Company, Emerson Electric Co., 3M, the New
                                         Perspective Fund, Sara Lee Corporation, and a trustee of the
                                         National Geographic Society and the Center for Naval
                                         Analyses. A director of Manpower since February, 2002.
Edward J. Zore.......................    President and Chief Executive Officer of The Northwestern
  Age 57                                 Mutual Life Insurance Company, the nation's largest seller of individual life insurance, since June, 2001. President of
                                         Northwestern Mutual from March, 2000 to June, 2001.
                                         Executive Vice President, Life and Disability Income
                                         Insurance, of Northwestern Mutual from 1998 to 2000.
                                         Executive Vice President, Chief Financial Officer and Chief
                                         Investment Officer of Northwestern Mutual from 1995 to 1998.
                                         Prior thereto, Chief Investment Officer and Senior Vice
                                         President of Northwestern Mutual. Also a Trustee of
                                         Northwestern Mutual and a Director of Northwestern Mutual
                                         Series Fund, Inc. and Mason Street Funds, Inc. A director of
                                         Manpower since July, 2000.

MEETINGS AND COMMITTEES OF THE BOARD

     The board of directors has standing audit, executive compensation, executive performance compensation, executive, and nominating and governance committees. The board of directors held six meetings during 2002. The board of directors took action by written consent four times during 2002. Each director attended at least 75% of the full board meetings and meetings of committees on which each served in 2002, except for Mr. Stevenson who attended four of the six meetings of the board of directors.

     The audit committee consists of Messrs. Zore (Chairman), Bouchard and Davis. Messrs. Zore, Bouchard and Davis are "independent" within the meaning of the listing standards of the New York Stock Exchange. The functions of the audit committee include: (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K, any significant adjustments proposed by the independent auditors and our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (v) making a recommendation to the board of directors regarding inclusion of the audited financial statements in our Annual Report on Form 10-K; (vi) reviewing recommendations by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors, internal audit staff and management to review the adequacy of our internal controls; (ix) monitoring our internal audit and accounting management and controls; (x) monitoring our policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by our employees with our Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving Manpower which may have a material financial impact on Manpower or relate to matters entrusted to the audit committee. The board of directors has adopted a charter for the audit committee which is attached to this proxy statement as Appendix A. The audit committee held seven meetings during 2002. The audit committee took action by written consent once during 2002.

     The executive compensation committee consists of Messrs. Bouchard (Chairman) and Walter and Ms. Ridgway. The functions of this committee are to:
(i) establish the compensation of Mr. Joerres, the president and chief executive officer of Manpower, and Mr. Van Handel, the executive vice president and chief financial officer of Manpower, subject to ratification by the board of directors; (ii) approve the compensation, based on the recommendations of the senior executive officers, of certain other senior executives of Manpower and its subsidiaries; (iii) periodically review the succession plans for our executive officers; (iv) serve as the administrative committee for Manpower's stock option and stock purchase plans; (v) administer Manpower's corporate senior management incentive plan; and (vi) act as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code. The executive compensation committee held six meetings during 2002. The executive compensation committee did not take action by written consent during 2002.

     The executive performance compensation committee consists of Ms. Ridgway and Mr. Bouchard. The executive performance compensation committee acts as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code. The executive performance compensation committee did not meet in 2002. The executive performance compensation committee took action by written consent twice during 2002. Based on the composition of the executive compensation committee, we do not expect the executive performance compensation committee to take further action.

     The executive committee consists of Messrs. Joerres, Bouchard and Walter. This committee may exercise full authority in the management of the business and affairs of the board of directors when the board of directors is not in session, except to the extent limited by Wisconsin law, our articles of incorporation or by-laws, or as otherwise limited by the board of directors. Although the committee has very broad powers, in practice it acts only infrequently to take formal action on a specific matter when it would be impractical to call a meeting of the board of directors. The executive committee did not meet or take action by written consent in 2002.

     The nominating and governance committee consists of Messrs. Walter (Chairman), Davis and Zore. The functions of this committee are to: (i) recommend nominees to stand for election at annual shareholders meetings, to fill vacancies on the board of directors and to serve on committees of the board of directors; (ii) establish procedures and assist in identifying candidates for board membership; (iii) review the qualifications of candidates for board membership; (iv) review compensation arrangements in effect for non-management members of the board of directors and recommend changes deemed appropriate; (v) establish and review, for recommendation to the board of directors, guidelines and policies on the size and composition of the board, the structure, composition and functions of the board committees, and other significant corporate governance principles and procedures; (vi) monitor compliance by the non-management directors with our Code of Business Conduct and Ethics; (vii) develop succession plans for the directors; and (viii) undertake additional activities within the scope of the primary functions of the committee as the committee or the board of directors may determine. The nominating and governance committee will consider candidates nominated by shareholders in accordance with our by-laws. The nominating and governance committee met five times in 2002. The nominating and governance committee did not take action by written consent during 2002.

REMUNERATION OF DIRECTORS

     Directors of Manpower who are not employees of Manpower or any of its subsidiaries, are currently entitled to an annual fee of $50,000, inclusive of a retainer and all meeting and committee fees. In addition, each director is reimbursed for travel expenses incurred in connection with attending board of directors and committee meetings. In lieu of receiving payment of part or all fees in cash, directors may elect, except for Mr. Stevenson who is required to elect, to receive an option to purchase shares of common stock under the 1994 Executive Stock Option and Restricted Stock Plan. For each full year for which all such cash fees are waived, a director receives an option over 10,000 shares of common stock, which number is adjusted based on the price per share of the common stock on the date of election relative to $28.00 for grants prior to November 5, 2001 and $28.38 for grants on or after November 5, 2001. The per share purchase price for each option awarded is equal to the fair market value of the common stock on the date of grant. Options granted under the 1994 Plan in place of cash fees are exercisable for the vested portion during the director's tenure and a limited period thereafter. In November 2001, Mr. Zore agreed, and Mr. Stevenson was required, to accept stock options under the 1994 Plan in lieu of all of their cash fees through November 2006, Mr. Bouchard agreed to accept stock options under the 1994 Plan in lieu of 75% of his cash fees through November 2006, Mr. Davis agreed to accept stock options under the 1994 Plan in lieu of 50% of his cash fees through November 2006, and Mr. Walter agreed to accept stock options under the 1994 Plan in lieu of 50% of his cash fees through November 2002. In March 2002, Ms. Ridgway agreed to accept stock options under the 1994 Plan in lieu of 50% of her cash fees through November 2006 and in November 2002, Mr. Walter elected to receive his fees through November 2003 in cash. In addition, each director received an option grant in 2002 over 5,000 shares of common stock under the 1994 Plan as additional compensation for service on the board of directors. Such options are exercisable during the director's tenure and a limited period thereafter.

     If the proposal to adopt the 2003 Equity Incentive Plan of Manpower Inc. is approved at the annual meeting, then the directors will no longer participate in the 1994 Plan.

     Effective February 28, 2002, Mr. Hueneke's full-time employment with Manpower ended. Mr. Hueneke entered into an agreement with us pursuant to which he relinquished his responsibility for Manpower's operations in the United States and Canada and agreed to continue to assist us as a part-time employee through the orientation of his successor and the subsequent transition of management responsibilities for our operations in Latin America and the Asia Pacific region. The initial period of part-time employment expired February 28, 2003, and was extended for an additional year. Pursuant to the agreement, we agreed to pay Mr. Hueneke his base salary and incentive bonus through February 28, 2002, plus a separation benefit in a lump sum amount equal to $1,520,234 in accordance with the terms of his employment agreement. In addition, we agreed to pay Mr. Hueneke compensation at the rate of $250,000 per year during the initial period of part-time employment. We have agreed to pay Mr. Hueneke compensation at the rate of $250,000 per year during the additional year of part-time employment. Mr. Hueneke has agreed not to compete with us or solicit employees to leave our employment during the period of employment and for two years after the date of his complete termination of employment, and to release all claims relating to his employment with us. Upon complete termination of his employment, payment of Mr. Hueneke's benefits under our retirement plan, deferred compensation plan and non-qualified savings plan will be made or will begin, and we will continue to provide medical and dental benefits to Mr. Hueneke. On that date, Mr. Hueneke also will be considered to have terminated his employment due to early retirement and all of the outstanding stock options held by Mr. Hueneke will become fully exercisable and will remain exercisable for one year following the date of complete termination of his employment with us. In addition, the shares of common stock to which Mr. Hueneke is entitled under our Deferred Stock Plan will be distributed to Mr. Hueneke on January 2 of the year following the year in which his employment with us is completely terminated.

     Certain information with respect to Mr. Walter is set forth under "EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION."

                        SECURITY OWNERSHIP OF MANAGEMENT

     Set forth in the table below, as of the record date, are the shares of common stock beneficially owned by each director and nominee, each of the named executive officers, and all of our directors and executive officers as a group and the shares of common stock that could be acquired within 60 days of the record date by such persons.

                                                    COMMON STOCK
                    NAME OF                         BENEFICIALLY       RIGHT TO ACQUIRE         PERCENT OF
                BENEFICIAL OWNER                      OWNED(1)         COMMON STOCK(1)           CLASS(2)
                ----------------                    ------------       ----------------         ----------
Jeffrey A. Joerres..............................      299,732(3)(4)        226,525(5)                *
Michael J. Van Handel...........................      120,280(4)            95,600(5)                *
Barbara J. Beck.................................       16,750(4)            13,750(5)                *
Jean-Pierre Lemonnier...........................       35,350(4)            32,350(5)                *
Yoav Michaely...................................      111,500(4)            77,500(5)                *
J. Thomas Bouchard..............................       28,934               26,934(6)                *
Willie D. Davis.................................       22,493               22,493(6)                *
Terry A. Hueneke................................      109,820              105,000(5)                *
Rozanne L. Ridgway..............................       13,799               12,799(6)                *
Dennis Stevenson................................      110,570               78,333(6)                *
John R. Walter..................................       58,541               58,541(6)                *
Edward J. Zore..................................       37,757               37,757(6)                *
All Directors and Executive Officers as a
  group.........................................      965,526              787,582                1.3%

---------------
(1) Except as indicated below, all shares shown in this column are owned with sole voting and investment power. Amounts shown in the Right to Acquire Common Stock column are also included in the Common Stock Beneficially Owned column.

(2) No person named in the table beneficially owns more than 1% of the outstanding shares of common stock. The percentage is based on the column entitled Common Stock Beneficially Owned.

(3) Includes 300 shares held by Mr. Joerres' spouse.

(4) Includes the following number of shares of unvested restricted stock: Mr. Joerres -- 35,000; Mr. Van Handel -- 13,500; Ms. Beck -- 3,000; Mr.
    Lemonnier -- 3,000; and Mr. Michaely -- 5,000. The holders of the restricted stock have sole voting power with respect to all shares held and no dispositive power with respect to all shares held.

(5) Common stock that may be acquired within 60 days of the record date through the exercise of stock options.

(6) Includes the vested portion of options held under the 1991 Directors Stock Option Plan and the 1994 Executive Stock Option and Restricted Stock Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation for the past three years of each of our named executive officers:

                                                    ANNUAL
                                                 COMPENSATION
                              ---------------------------------------------------

                                                                     OTHER ANNUAL
          NAME AND                                                   COMPENSATION
     PRINCIPAL POSITION       YEAR      SALARY($)       BONUS($)        ($)(1)
     ------------------       ----      ---------       --------     ------------
Jeffrey A. Joerres..........  2002      $700,000        $300,000       $  3,542
  Chairman, President and     2001       700,000              --          3,324
  Chief Executive Officer     2000       700,000         587,549          3,997
Michael J. Van Handel.......  2002      $400,000        $175,000       $     --
  Executive Vice President    2001       340,000              --             --
  -- Chief Financial          2000       310,000         254,228             --
  Officer and Secretary
Barbara J. Beck.............  2002      $350,000        $103,890       $     --
  Executive Vice
  President -- United States
  and Canadian Operations
Jean-Pierre Lemonnier.......  2002      $340,000(4)     $162,860(4)    $     --
  Executive Vice President
  of Manpower and President
  of Manpower France
Yoav Michaely...............  2002      $370,000(5)     $ 95,189       $184,140(6)
  Executive Vice              2001       370,000              --        149,494
  President and Managing      2000       370,000         287,311         88,857
  Director -- Other Europe,
  Middle East and Africa


                                    LONG TERM COMPENSATION
                              ----------------------------------
                                      AWARDS            PAYOUTS
                              -----------------------   --------
                                           SECURITIES
                              RESTRICTED   UNDERLYING     LTIP         ALL OTHER
          NAME AND              STOCK       OPTIONS/    PAYOUTS       COMPENSATION
     PRINCIPAL POSITION       AWARDS($)     SARS(#)       ($)             ($)
     ------------------       ----------   ----------   -------       ------------
Jeffrey A. Joerres..........         --     250,000           --        $21,011(2)
  Chairman, President and            --      65,300           --         25,000
  Chief Executive Officer            --      65,500     $524,893          7,000
Michael J. Van Handel.......         --     120,000           --        $11,935(2)
  Executive Vice President           --      15,950           --         16,302
  -- Chief Financial                 --      15,500     $137,131         12,010
  Officer and Secretary
Barbara J. Beck.............         --      65,000           --        $27,973(3)
  Executive Vice
  President -- United States
  and Canadian Operations
Jean-Pierre Lemonnier.......         --      48,000           --        $ 1,974(2)
  Executive Vice President
  of Manpower and President
  of Manpower France
Yoav Michaely...............         --      10,000           --        $    --
  Executive Vice                     --          --           --             --
  President and Managing             --      24,000           --             --
  Director -- Other Europe,
  Middle East and Africa

---------------
(1) "Other Annual Compensation" includes the discount associated with purchases of Common Stock under the Manpower 1990 Employee Stock Purchase Plan. The Manpower 1990 Employee Stock Purchase Plan is available to all U.S. employees who meet certain qualifying standards and employees in certain other countries and is described below. See "Stock Purchase Plans."

(2) "All Other Compensation" consists of the dollar value of our contribution to accounts under our nonqualified savings plan in the U.S. for Messrs. Joerres and Van Handel and our profit sharing plan in France for Mr. Lemonnier.

(3) "All Other Compensation" for Ms. Beck consists of relocation expense reimbursements.

(4) Represents Mr. Lemonnier's salary and bonus in Euro translated at an exchange rate of .895 (in U.S. dollars), which was the exchange rate in effect when the salary was established.

(5) A portion of Mr. Michaely's salary is paid in Pounds Sterling and has been translated at an exchange rate of 1.43 (in U.S. dollars), which was the exchange rate in effect when the salary was established.

(6) "Other Annual Compensation" for Mr. Michaely includes an overseas living expense subsidy.

EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLANS

     We maintain several plans pursuant to which incentive and non-statutory stock options, restricted stock and SARs (stock appreciation rights) have been granted in the past and/or may be granted in the future. Participation is generally limited to our full-time employees. The option exercise price of all options granted under our plans to executive officers has been 100% of the closing market price on the New York Stock

Exchange as reported in the Midwest Edition of The Wall Street Journal for the business day immediately prior to the date of grant. Directors of Manpower who are not full-time employees may participate in the 1994 Executive Stock Option and Restricted Plan, as described on pages 5 to 6 hereof.

     The following table summarizes certain information concerning option grants to our named executive officers during 2002:

                        OPTION/SAR GRANTS IN FISCAL 2002

                                                                                                       GRANT DATE
                                                         INDIVIDUAL GRANTS                               VALUE
                                   -------------------------------------------------------------      ------------
                                    NUMBER OF         % OF TOTAL
                                    SECURITIES       OPTIONS/SARS      EXERCISE
                                    UNDERLYING        GRANTED TO        OR BASE                          GRANT
                                   OPTIONS/SARS      EMPLOYEES IN        PRICE        EXPIRATION      DATE PRESENT
             NAME                  GRANTED (#)       FISCAL YEAR       ($/SH)(1)         DATE         VALUE ($)(2)
             ----                  ------------      ------------      ---------      ----------      ------------
Jeffrey A. Joerres.............      250,000(3)          15.2%          $33.96         2/19/12         $2,850,125
Michael J. Van Handel..........      120,000(3)           7.3%           33.96         2/19/12          1,368,055
Barbara J. Beck................       50,000(4)           3.0%           33.96         2/19/12            616,635
                                      15,000(5)           0.9%           33.96         2/19/12            188,228
Jean-Pierre Lemonnier..........       48,000(5)           2.9%           33.96         2/19/12            602,328
Yoav Michaely..................       10,000(5)           0.6%           33.96         2/19/12            125,485

---------------
(1) All options were granted at 100% of the fair market value on the date of grant.

(2) Present value is determined by using the Black-Scholes option pricing model. The grant date present value is based on a nine-year option life. Other assumptions used for the Black-Scholes option pricing model include a risk-free rate of return of 4.87%, a volatility factor of 37.50% and a dividend yield of 0.50% during the option life. The resulting value derived from the Black-Scholes model was reduced for each grant for lack of marketability and liquidity, as indicated below.

(3) These options were granted on February 19, 2002 and become exercisable as follows: for one-half of the total shares covered by the option, the option will become exercisable as to 25% of the shares on each of the first four anniversaries of the date of grant, for one-fourth of the total shares covered by the option, the option will become exercisable on the fifth anniversary of the date of grant or, if sooner, on the date that the market price of the common stock exceeds 175% of the exercise price of the option, and for the remaining one-fourth of the total shares covered by the option, the option will become exercisable on the fifth anniversary of the date of grant or, if sooner, on the date that the market price of the common stock exceeds 200% of the exercise price of the option. The value derived from the Black-Scholes model was reduced by 34.7% for these options for lack of marketability and liquidity.

(4) This option was granted on February 19, 2002 and becomes exercisable as to 20% of the number of shares covered by the option on January 28, 2003 and January 28, 2004 and becomes exercisable as to 30% of the number of shares covered by the option on January 28, 2005 and January 28, 2006. The value derived from the Black-Scholes model was reduced by 27.5% for this option for lack of marketability and liquidity.

(5) These options were granted on February 19, 2002 and become exercisable as to 25% of the number of shares covered by the option on each of the first four anniversaries of the date of grant. The value derived from the Black-Scholes model was reduced by 28.1% for these options for lack of marketability and liquidity.

     The following table summarizes for each of the named executive officers the number of shares of common stock acquired upon exercise of options during the fiscal year ended December 31, 2002, the dollar value realized upon exercise of options, the total number of shares of common stock underlying unexercised options held at December 31, 2002, exercisable and unexercisable, and the aggregate dollar value of in-the-money, unexercised options held at December 31, 2002, exercisable and unexercisable. Value realized upon exercise is the difference between the fair market value of the underlying common stock on the exercise date and the exercise or base price of the option. Value of unexercised, in-the-money options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying common stock as of December 31, 2002, which was $31.90 per share. These values, unlike any amounts which may be set forth in the column headed "value realized" have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. The actual gains, if any, on exercise will depend on the value of the common stock on the date of exercise. There can be no assurance that these values will be realized.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2002
                          AND FY-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                   OPTIONS/SARS                    OPTIONS/SARS
                                                                   AT FY-END(#)                    AT FY-END($)
                         SHARES ACQUIRED       VALUE       ----------------------------    ----------------------------
         NAME            ON EXERCISE(#)     REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         ----            ---------------    -----------    -----------    -------------    -----------    -------------
Jeffrey A. Joerres.....          --                --        162,575         466,725       $1,087,546      $1,286,439
Michael J. Van
  Handel...............      12,000          $285,302         72,737         165,213          162,347         234,667
Barbara J. Beck........          --                --             --          65,000               --              --
Jean-Pierre
  Lemonnier............          --                --         10,350          62,350           10,179          22,919
Yoav Michaely..........      25,000           375,625         75,000          62,000          399,505         426,580

STOCK PURCHASE PLANS

     We have adopted and maintain several employee stock purchase plans designed to encourage employees to purchase common stock. The plans are broad-based and are available to all U.S. employees, including qualifying temporary employees, and employees in certain other countries. The plans generally provide that employees accumulate funds through payroll deductions over a prescribed offering period of one to seven years and are entitled to purchase shares at a maximum discount of 15% from the market price at the beginning and/or end of the offering period. No more than $25,000 of common stock, measured by the market price as of the beginning of the offering period, may be purchased by any participating employee in any year.

PENSION PLANS

     We maintain a broad-based qualified, noncontributory defined benefit pension plan for eligible U.S. employees which we refer to as the qualified plan. We also maintain a nonqualified, deferred compensation plan to provide retirement benefits for management and other highly compensated employees in the U.S. who are ineligible to participate in the qualified plan. We refer to this plan and the qualified plan as the U.S. pension plans. Some of our foreign subsidiaries maintain various pension and retirement plans.

     Under the U.S. pension plans, a pension is payable upon retirement at age 65, or upon earlier termination if certain conditions are satisfied. As of February 29, 2000, the U.S. pension plans were frozen, and the pension benefits due to employees in the plans on that date were frozen. The pension benefit is based on years of credited service as of February 29, 2000 and the lesser of (i) the average annual compensation received during the last five consecutive calendar years prior to retirement, for employees already retired on February 29, 2000, or as of February 29, 2000, for employees not then retired, or (ii) $261,664. Compensation covered by the plans is base salary or hourly wages, unless paid entirely on a commission basis, in which case commissions of up to $20,000 per calendar year are taken into account. Bonuses, overtime pay or other kinds of extra compensation are not considered. Upon retirement at age 65 or later, Messrs. Joerres, Van Handel and Michaely will be entitled to an aggregate annual benefit equal to $11,882, $14,472 and $5,473, respectively. Ms. Beck and Mr. Lemonnier are not entitled to any benefits under the U.S. pension plans.

EMPLOYMENT AND OTHER AGREEMENTS

     Mr. Joerres, Mr. Van Handel and Ms. Beck have each entered into employment agreements with us. Our agreements with Messrs. Joerres and Van Handel were amended as of October, 2002.

     Under his agreements, Mr. Joerres is entitled to receive an annual base salary of $700,000 or more as determined by the executive compensation committee and incentive compensation in accordance with an incentive compensation plan administered by the executive compensation committee. Mr. Joerres' current base salary is $840,000 per year. If Mr. Joerres' employment is terminated by us for other than cause, as defined in the agreement, or by Mr. Joerres for good reason, also defined in the agreement, Mr. Joerres is entitled to receive: (i) all base compensation and other benefits to which he was entitled through his date of termination, including a prorated bonus; (ii) one year of base compensation, plus the highest incentive bonus paid to him during the prior three years or due for the current year, or three times this total amount plus a gross-up to cover any "golden parachute" tax if termination is in connection with a change of control; and (iii) other benefits as specified in the agreement. Mr. Joerres' agreements also contain nondisclosure, nonsolicitation and noncompetition provisions.

     Under his agreements, Mr. Van Handel is entitled to receive an annual base salary of $340,000 or more as determined by the executive compensation committee and incentive compensation in accordance with an incentive compensation plan administered by the executive compensation committee. Mr. Van Handel's current base salary is $460,000 per year. If Mr. Van Handel's employment is terminated by us for other than cause, as defined in the agreement, or by Mr. Van Handel for good reason, also defined in the agreement, Mr. Van Handel is entitled to receive: (i) all base compensation and other benefits to which he was entitled through his date of termination, including a prorated bonus; (ii) one year of base compensation, plus the highest incentive bonus paid to him during the prior three years, or three times this total amount plus a gross-up to cover any "golden parachute" tax if termination is in connection with a change of control; and (iii) other benefits as specified in the agreement. Mr. Van Handel's agreements also contain nondisclosure, nonsolicitation and noncompetition provisions.

     Under her agreements, Ms. Beck is entitled to receive an annual base salary of $350,000. Ms. Beck is also entitled to receive an incentive bonus based on adjusted operating unit profit of our United States and Canadian operations, our earnings per share and an appraisal by our chief executive officer of Ms. Beck's performance respecting development issues affecting our United States and Canadian operations. The bonus will be calculated based on actual performance as compared to performance goals for each component established each year by our chief executive officer. If the threshold goal for each component is not met, Ms. Beck will not receive a bonus. If the outstanding goal for each component is met or exceeded, Ms. Beck will receive a bonus equal to a maximum amount of 100% of her base salary. If Ms. Beck's employment is terminated by us for other than cause, as defined in the agreement, or by Ms. Beck for good reason, also defined in the agreement, Ms. Beck is entitled to receive: (i) all base compensation to which she was entitled through her date of termination, including a prorated bonus; (ii) one year of base compensation, plus the highest incentive bonus paid to her during the prior three years, or two times this amount if termination is in connection with a change of control; and (iii) medical and dental benefits as specified in the agreements. Ms. Beck's agreements also contain nondisclosure, nonsolicitation and noncompetition provisions.

     Messrs. Lemonnier and Michaely have not entered into employment agreements with us; however, Messrs. Lemonnier and Michaely currently receive an incentive bonus determined pursuant to a bonus arrangement with us.

     Under his bonus arrangement, the incentive bonus paid to Mr. Lemonnier is based on performance indicators for our France operations determined by our chief executive officer. These indicators may include adjusted operating unit profit, efficiency improvement as measured by expense ratios, our earnings per share and other indicators. Each indicator will be weighted as determined by our chief executive officer. The bonus will be calculated based on actual performance as compared to performance goals for each indicator established each year by our chief executive officer. If the threshold goal for each indicator is not met, Mr. Lemonnier will not receive a bonus. If the outstanding goal for each component is met or exceeded, Mr. Lemonnier will receive a bonus equal to a maximum amount of 100% of his base salary.

     Under his bonus arrangement, the incentive bonus paid to Mr. Michaely is based on performance indicators for our operations in Europe, the Middle East and Africa (excluding France). These indicators may include adjusted operating unit profit, efficiency improvement as measured by expense ratios, our earnings per share and other indicators. Each indicator will be weighted as determined by our chief executive officer. The bonus will be calculated based on actual performance as compared to performance goals for each indicator established each year by our chief executive officer. If the threshold goal for each indicator is not met, Mr. Michaely will not receive a bonus. If the outstanding goal for each component is met or exceeded, Mr. Michaely will receive a bonus equal to a maximum amount of 100% of his base salary.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The executive compensation committee of the board of directors submits the following report on executive compensation. The committee consists of three non-employee directors. During 2002, the committee was responsible for establishing the compensation of Mr. Joerres and Mr. Van Handel, subject to ratification by the board of directors. In addition, the committee has responsibility, based on the recommendations of the chief executive officer, for determining the compensation of other senior executives, including Ms. Beck, Mr. Lemonnier, and Mr. Michaely, and administering the 2002 Corporate Senior Management Incentive Plan. The committee also administers our stock option plans for employees (but not to directors) and our 1990 Employee Stock Purchase Plan and Savings Related Share Option Scheme, although the committee delegates the day-to-day administration of such plans to an administrative committee.

     Because the performance compensation committee acted as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code in establishing performance goals for 2002 under the 2002 plan in accordance with regulations promulgated under Section 162(m), the performance compensation committee joins in the report of the committee.

Compensation Philosophy

     The committee's executive compensation philosophy is to provide competitive compensation programs to attract and retain executive talent, to use variable pay to reward executives for results that drive Manpower's business strategy, and to use equity-based incentive plans to tie a portion of executive compensation to long-term common stock performance. In determining competitive compensation levels, the committee takes into account staffing industry practices, as well as the practices of other companies that are of comparable size and complexity to Manpower. When making compensation decisions, the committee takes many factors into account, including the individual's past and expected future contributions to Manpower's success, the performance of individual business units and Manpower as a whole, the individual's historical compensation, and any retention concerns.

     Base salary levels for senior executives are determined based on the executive's position, experience and performance, and competitive market data. Generally, base salary is benchmarked to the median of the relevant competitive market. To support Manpower's pay for performance philosophy, annual incentives are based primarily on achieving objective financial performance goals, such as earnings per share, operating income and the cost of capital. For outstanding performance, total cash compensation (salary plus annual incentive) may exceed market median total cash compensation.

     Equity-based awards for senior executives are generally made annually and are based on the executive's position, experience and performance, prior equity-based compensation awards, and competitive equity-based compensation levels. The committee has awarded both stock options and restricted stock. Award levels are intended to provide above median rewards for outstanding shareholder returns. Manpower's pay for performance philosophy is reflected in the use of stock options beyond the senior executive ranks. We have periodically granted options to a broader group of employees to recognize and reward their strong performance. Approximately 790 employees received option grants in February 2002. In February 2003, this number was reduced to approximately 570 employees, which reflected an increased emphasis on the individual performance of a smaller group of employees.

     The committee believes that senior executives should hold a meaningful stake in Manpower to align their economic interests with those of the shareholders. To this end, the committee adopted stock ownership guidelines in 2002. The initial stock ownership guidelines target stock ownership equal in value to three times base salary for the chief executive officer and the chief financial officer and one times base salary for all other executives who report directly to the chief executive officer. The committee has set a goal of five years for these executives to attain the targeted ownership levels. In determining whether targeted ownership levels have been met, the committee will take into account restricted stock, but will not take into account outstanding stock options. The committee intends to revisit these stock ownership guidelines from time to time.

2002 Corporate Senior Management Incentive Plan

     In 2002, the committee established the 2002 Corporate Senior Management Incentive Plan for designated corporate executives of Manpower. At present, the chief executive officer and the chief financial officer are the only participants in the 2002 plan. The 2002 plan includes an annual incentive plan and a provision for periodic grants of stock options. The annual incentive plan has two components. Under the first component, a participant is entitled to receive a cash award for attaining earnings per share and economic profit goals for the year. The committee establishes the earnings per share and economic profit goals and award opportunities for attaining these goals at the beginning of the year. Participation in the first component of the annual incentive plan by the chief executive officer and the chief financial officer was submitted to and approved by the shareholders at the 2002 annual meeting.

     The second component of the annual plan provides for the payment of a cash incentive each year based on a participant's achievement of certain operating objectives for the year. The committee establishes these operating objectives and award opportunities for achieving the objectives at the beginning of the year. Following the close of the year, the committee determines whether the objectives have been achieved and, if so, the amount of the award earned.

     The committee determines the appropriate weighting of each goal at the beginning of the year. For 2002, each participant's award opportunity was weighted 40% to the earnings per share profit goal, 40% to the economic profit goal and 20% to the operating objectives.

Chief Executive Officer Compensation

     Although the committee reviews Mr. Joerres' base salary annually, it does not necessarily change his salary in any year. Mr. Joerres' base salary for 2002 was $700,000 per year; his last base salary increase was three years ago. For 2003, the committee approved and the board of directors ratified an increase in his base salary to $840,000. The committee based its decision on various factors including the scope of Mr. Joerres' responsibilities, his skill, experience and performance and the compensation levels of executives who hold positions comparable to his at other companies. Mr. Joerres' incentive award for 2002 was determined in accordance with the 2002 plan. Based on Manpower's earnings per share and economic profit performance and the committee's assessment of Mr. Joerres' achievement of his 2002 operating objectives, the committee approved a cash award for Mr. Joerres of $300,000, which was below the target award level.

     In February 2002, Mr. Joerres was granted an option by the performance compensation committee, based on the recommendation of the committee, to purchase 250,000 shares of common stock. In determining to make this option grant and the number of shares covered by the option, the performance compensation committee and the committee considered Mr. Joerres' level of responsibility, his skill, experience and performance, the level of stock option grants previously made to him, the value of the option, Mr. Joerres' past and current total compensation and compensation opportunities, and the compensation, including equity-based compensation, of executives who hold positions comparable to his position at other companies. The option will become exercisable as follows: (i) for one-half of the total shares covered by the option, the option will become exercisable as to 25% of the shares on each of the next four anniversaries of the date of grant; (ii) for one-fourth of the total shares covered by the option, the option will become exercisable on the fifth anniversary of the date of grant or, if sooner, on the date that the market price of our common stock exceeds

175% of the exercise price of the option; and (iii) for one-fourth of the total shares covered by the option, the option will become exercisable on the fifth anniversary of the date of grant or, if sooner, on the date that the market price of our common stock exceeds 200% of the exercise price of the option. The vesting schedule and the opportunity for accelerated vesting based on the performance of our common stock are intended to foster the retention of executive talent and to support the committee's philosophy to use variable pay to reward performance. In considering future option grants to Mr. Joerres over the next two to three years in particular, the committee intends to take this option grant into account in its evaluation of whether to make the future grant and, if so, the size of the grant.

     In February 2003, the committee granted Mr. Joerres 35,000 shares of restricted stock and an option to purchase 35,000 shares of common stock. In making this grant, the committee took into account the same factors described above for the 2002 grant and it considered the magnitude of the 2002 grant. The committee was also mindful of its goal to increase the stock ownership levels of senior executives. The restricted stock vests as to 50% of the shares on the third anniversary of the date of grant and 50% of the shares on the fifth anniversary of the date of grant. The option to purchase 35,000 shares becomes exercisable as to 50% of the shares covered by the option on the third anniversary of the date of grant and 50% of the shares covered by the option on the fourth anniversary of the date of grant.

Other Executive Officers of the Company

     Mr. Van Handel's base salary for 2002 was $400,000, which was increased from his base salary of $340,000 for 2001. The committee has increased his base salary to $460,000 beginning in 2003. The committee determined Mr. Van Handel's base salary based on various factors including the scope of Mr. Van Handel's responsibilities, his skill, experience and performance, and the compensation levels of executives who hold positions that are comparable to his at other companies, as well as the committee's recognition of the increasing market demand for qualified chief financial officers. Mr. Van Handel's incentive award for 2002 was determined in accordance with the 2002 plan. Based on Manpower's earnings per share and economic profit performance and the committee's assessment of Mr. Van Handel's achievement of his 2002 operating objectives, the committee approved a cash award for Mr. Van Handel of $175,000, which was below the target award level.

     In February 2002, Mr. Van Handel was granted an option by the performance compensation committee, based on the recommendation of the committee, to purchase 120,000 shares of common stock. In making this option grant, the committee took into consideration the same types of factors described above for Mr. Joerres' 2002 grant. The option will become exercisable on the same basis as the option granted to Mr. Joerres in February 2002. In considering future option grants to Mr. Van Handel over the next two to three years in particular, the committee intends to take this option grant into account in its evaluation of whether to make the future grant and, if so, the size of the grant.

     In February 2003, the committee granted Mr. Van Handel 13,500 shares of restricted stock and an option to purchase 13,500 shares of common stock. In making these grants, the committee considered the same factors that it considered for the 2002 grant, the magnitude of the 2002 grant and the goal to increase stock ownership levels of senior executives. The restricted stock will vest and the option will become exercisable on the same basis as the restricted stock and option granted to Mr. Joerres in February 2003.

     At the beginning of 2002, the chief executive officer was responsible for establishing the compensation of Ms. Beck, Mr. Lemonnier and Mr. Michaely. Under its current charter, the committee is responsible, based on the recommendations of the chief executive officer, for determining the compensation or these executive officers, including base salary, incentive compensation, the amounts and terms of any equity awards, and other material terms of their employment. The incentive bonuses for Ms. Beck, Mr. Lemonnier and Mr. Michaely were calculated by comparing actual performance against performance goals established by Mr. Joerres at the beginning of 2002. Mr. Joerres recommended, and the committee approved, incentive bonuses for 2002 to Ms. Beck, Mr. Lemonnier and Mr. Michaely.

Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 for any fiscal year paid to the corporation's chief executive officer and four other most highly compensated executive officers in service as of the end of any fiscal year. However, Section 162(m) also provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Where necessary for covered executives, the committee generally seeks to structure compensation amounts and plans that meet the requirements for deductibility under this provision. However, because of uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, the committee cannot assure that compensation intended by the committee to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible. In addition, the committee may implement compensation arrangements that do not satisfy these requirements for deductibility if it determines that such arrangements are appropriate under the circumstances.

     Based on the composition of the committee, beginning in 2003 the committee will act as the compensation committee of outside directors under Section 162(m), with responsibility for establishing, administering and certifying attainment of performance goals under the regulations promulgated under Section 162(m). This responsibility includes taking actions under the 2002 plan as the committee considers appropriate in recognition of the requirements of Section 162(m), as well as making grants of equity awards where appropriate in accordance with the requirements of Section 162(m).

       THE EXECUTIVE COMPENSATION COMMITTEE            THE EXECUTIVE PERFORMANCE COMPENSATION COMMITTEE
          J. Thomas Bouchard (Chairman)                               J. Thomas Bouchard
                Rozanne L. Ridgway                                    Rozanne L. Ridgway
                  John R. Walter

     EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     We had previously retained Mr. Walter, through Ashlin Management Company, to provide certain consulting services to our senior executive officers. In 1999, we granted an option to Mr. Walter to purchase 175,000 shares of common stock in connection with this agreement and in recognition of his agreement to serve as chairman of Manpower. As of the record date, Mr. Walter had exercised the option with respect to all of the shares covered by the option. As of April 2001, we no longer paid any fees to Ashlin Management Company for the continuation of this agreement. The agreement was terminated on August 21, 2002. Ashlin Management Company is owned by Mr. Walter.

                               PERFORMANCE GRAPH

     Set forth below is a graph for the periods ending December 31, 1997 - 2002 comparing the cumulative total shareholder return on the common stock with the cumulative total return of companies in the Standard & Poor's 400 Midcap Stock Index and the Standard & Poor's Supercomposite Employment Services Index. We are included in the Standard & Poor's Supercomposite Employment Services Index and we estimate that we constituted approximately 30% of the total market capitalization of the companies included in the index. The graph assumes a $100 investment on December 31, 1997 in the common stock, the Standard & Poor's 400 Midcap Stock Index and the Standard & Poor's Supercomposite Employment Services Index and assumes the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG MANPOWER, S&P 400 MIDCAP STOCK INDEX, AND
                  S&P SUPERCOMPOSITE EMPLOYMENT SERVICES INDEX

                              (PERFORMANCE GRAPH)

                                                                      DECEMBER 31,
                                                         ---------------------------------------
                                                         1997   1998   1999   2000   2001   2002
                                                         ----   ----   ----   ----   ----   ----
Manpower...............................................  $100    72    108    110     98     93
S&P 400 Midcap Stock Index.............................  $100   118    133    155    152    129
S&P Supercomposite Employment Services Index...........  $100    74     67     46     42     31

         2. APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN OF MANPOWER INC.

 The following discussion is qualified in its entirety by the text of the 2003
                             Equity Incentive Plan
            which is attached to this proxy statement as Appendix B.

GENERAL

     At the annual meeting, you will be requested to approve the 2003 Equity Incentive Plan which was adopted by the executive compensation committee and the board of directors on February 18, 2003, subject to approval of the shareholders at the annual meeting. The plan is being proposed for shareholder approval in order for us to make options, stock appreciation rights, restricted stock and deferred stock available for grants to our employees and directors. The plan will not be implemented unless shareholder approval is received.

     The plan includes a special Section A which applies to U.K. employees. We have submitted Section A to the U.K. Inland Revenue for approval. Section A incorporates specific provisions of the main plan relating to stock options, subject to variations required by the U.K. Inland Revenue to confer beneficial tax treatment for U.K. participants.

     The purpose of the plan is to provide for compensation alternatives for selected employees and directors using or based on our common stock. These alternatives are intended to be used as a means to attract and retain superior directors and employees, to provide a stronger incentive for directors and employees to put forth maximum effort for our continued success and growth, and in combination with these goals, to provide directors and employees with a proprietary interest in our performance and growth.

     The complete text of the plan is set forth as Appendix B to this proxy statement. The following summary of the material features of the plan does not purport to be complete and is qualified in its entirety by reference to Appendix B.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of December 31, 2002 and February 18, 2003 about shares of our common stock outstanding and available for issuance under our existing equity compensation plans.

                                                                                                        NUMBER OF SECURITIES
                                                                                                      REMAINING AVAILABLE FOR
                          NUMBER OF SECURITIES      NUMBER OF SECURITIES      WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER EQUITY
                            TO BE ISSUED UPON         TO BE ISSUED UPON       EXERCISE PRICE OF       COMPENSATION PLANS AS OF
                         EXERCISE OF OUTSTANDING   EXERCISE OF OUTSTANDING   OUTSTANDING OPTIONS         DECEMBER 31, 2002
                              OPTIONS AS OF             OPTIONS AS OF        AS OF DECEMBER 31,        (EXCLUDING SECURITIES
     PLAN CATEGORY          DECEMBER 31, 2002       FEBRUARY 18, 2003(1)            2002           REFLECTED IN THE FIRST COLUMN)
     -------------       -----------------------   -----------------------   -------------------   ------------------------------
Equity compensation
 plans approved by
 security holders......         5,642,852                 6,579,563                $29.06                    3,959,429
Equity compensation
 plans not approved by
 security holders(3)...                 0                         0                     0                            0
                                ---------                 ---------                ------                    ---------
Total..................         5,642,852                 6,579,563                $29.06                    3,959,429


                          NUMBER OF SECURITIES REMAINING
                           AVAILABLE FOR FUTURE ISSUANCE
                             UNDER EQUITY COMPENSATION
                           PLANS AS OF FEBRUARY 18, 2003
                          (EXCLUDING SECURITIES REFLECTED
     PLAN CATEGORY           IN THE SECOND COLUMN)(2)
     -------------       ---------------------------------
Equity compensation
 plans approved by
 security holders......              2,847,012
Equity compensation
 plans not approved by
 security holders(3)...                      0
                                     ---------
Total..................              2,847,012

---------------

(1) Includes the number of shares subject to options issued under the following plans: 1991 Directors Stock Option Plan -- 230,153 shares; 1991 Executive Stock Option and Restricted Stock Plan -- 453,419 shares; 1994 Executive Stock Option and Restricted Stock Plan -- 5,768,551 shares; and Savings Related Share Option Scheme -- 125,891 shares. The number of shares subject to options issued under the 1994 plan includes 875,000 shares to be issued in connection with options authorized to be granted on or after February 18, 2003 as part of our February 2003 grant. Also includes 1,549 shares of deferred stock issuable under the Deferred Stock Plan.

(2) Includes the number of shares remaining available for future issuance under the following plans: 1994 plan -- 1,389,655 shares; 1990 Employee Stock Purchase Plan -- 536,867 shares; and Savings Related Share Option
    Scheme -- 812,749 shares. This amount does not include 59,500 shares of restricted stock that have been granted under the 1994 plan, but that have not yet vested. Also includes 107,741 shares of deferred stock remaining available for future issuance under the Deferred Stock Plan. If the plan is approved, no grants will be made under the 1994 plan after February 19, 2003, except to the extent previously authorized. For a description of the 1990 plan and the Savings Related Share Option Scheme please refer to "EXECUTIVE
    COMPENSATION -- Stock Purchase Plans."

(3) As of December 31, 2002, we did not maintain any equity compensation plans which were not approved by shareholders.

COMMON STOCK SUBJECT TO THE PLAN

     The plan provides for the grant of nonstatutory stock options, incentive stock options, stock appreciation rights, restricted stock and deferred stock to employees designated by the committee or the board of directors. The plan also provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock and deferred stock to non-employee directors designated by the board of directors. Under the plan, the maximum number of shares which may be issued, subject to adjustment as described below, is 4,500,000 shares of common stock. The maximum number of shares of restricted stock and deferred stock granted under the plan will be 200,000 shares, subject to adjustment as described below. The maximum number of shares that will be delivered through the exercise of incentive stock options granted under the plan will be 1,000,000 shares, subject to adjustment as described below. No employee will be eligible to receive options and SARs for more than an aggregate of 750,000 shares during any three year period, subject to adjustment as described below, and no director or employee will be eligible to receive an aggregate amount of restricted stock and deferred stock in an amount in excess of $4,000,000 during any three year period. For purposes of determining the maximum number of shares which may be issued, (1) any shares which are used in settlement of tax withholding obligations will not be considered to have been issued, (2) if any option is exercised by tendering shares, only the number of shares issued net of the shares tendered will be considered to have been issued, and (3) any shares which have been issued as restricted stock which are forfeited will not be considered to have been issued.

ADMINISTRATION

     The plan will be administered by the board of directors with respect to grants to non-employee directors under the plan.

     The plan will be administered by the committee or the board of directors with respect to grants to employees. The committee will be designated from time to time by the board of directors, and it will be so constituted as to permit grants to be exempt from Section 16(b) of the Securities Exchange Act of 1934 and to permit the plan to comply with Section 162(m) of the Internal Revenue Code, or any other statutory rule or regulatory requirements, unless otherwise determined by the board of directors. We refer to the board of directors and the committee as the administrator.

     The administrator will have sole discretion to determine the employees or directors to whom awards will be granted, the terms and provisions of each such award and to make all other determinations and interpretations which it deems necessary or advisable for the administration of the plan. A decision of the administrator with regard to any of these matters will be conclusive and binding.

ELIGIBILITY

     Participants under the plan will be limited to our directors and employees. In determining the employees to whom awards will be granted and the number of shares to be covered by each award, the administrator may take into account the nature of the services rendered by the employees, their present and potential contributions to our success and such other factors as the administrator may deem relevant. We estimate that approximately 21,400 persons may be considered to be eligible to participate in the plan, consisting of seven directors, five executive officers and other permanent employees.

AWARDS GRANTED UNDER THE PLAN

     As of the date of this proxy statement, no awards have been granted under the plan.

GENERAL TERMS AND CONDITIONS OF AWARDS

     Nonstatutory Stock Options. The administrator may grant nonstatutory stock options under the plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the administrator but will not be less than 100% of the "fair market value" of the common stock on the date of grant of such option. The term "fair market value" means the closing market price for the common stock on the business day immediately preceding the date of grant. Payment of the exercise price of nonstatutory stock options may be made in cash, common stock already owned by the participant and held for more than six months, other property, or such other consideration consistent with the plan's purpose and applicable law as may be determined by the administrator. Every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten year period, unless it has lapsed at an earlier date as determined by the administrator.

     During the lifetime of a participant, options granted to that participant under the plan generally will be nontransferable and exercisable only by the participant. However, directors and employees subject to Section 16 of the Exchange Act may transfer options granted under the plan to immediate family members, trusts for their benefit or the benefit of their immediate family members, or partnerships in which their immediate family members are the only partners. A participant will have the right to transfer any options granted to such participant upon such participant's death to a designated beneficiary or, if none, either by the terms of such participant's will or under the laws of descent and distribution. All distributees will be subject to the terms and conditions of the plan to the same extent as such terms and conditions would apply to the participant if still alive.

     Incentive Stock Options. The administrator may grant incentive stock options under the plan which meet the requirements of Section 422 of the Code. All incentive stock options, except for the provisions described in this paragraph, will be subject to the same terms and conditions as described under "General Terms and Conditions of Awards -- Nonstatutory Stock Options." Under the plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year under the plan and any other incentive stock option plans may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. Incentive stock options are not transferable except upon an employee's death.

     SARs. The administrator may grant SARs under the plan. The grant value of each SAR granted under the plan will be determined by the administrator, but will not be less than 100% of the fair market value of the common stock on the date of grant. An SAR will entitle a participant to receive cash, shares of common stock or a combination of cash and shares of common stock with a value equal to the excess of the market price of one share of common stock at the time of exercise over the grant value of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten year period, unless it has lapsed at an earlier date as determined by the administrator.

     During the lifetime of a participant, SARs granted to that participant under the plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any SARs held upon the participant's death to a designated beneficiary or, if none, either by the terms of such participant's will or under the laws of descent and distribution. All distributees will be subject to the terms and conditions of the plan to the same extent as such terms and conditions would apply to the participant if still alive.

     Restricted Stock. The administrator may grant restricted stock under the plan. Restricted stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered during a restricted period determined by the administrator. If the employment of an employee holding restricted stock terminates during this restricted period, generally the stock will be forfeited.

     Deferred Stock. The administrator may grant deferred stock under the plan. Deferred stock will entitle a participant to receive one share of common stock for each share of deferred stock held. Deferred stock will vest and shares of common stock will be distributed at the time or times determined by the administrator, however no common stock will be distributed in respect of deferred stock prior to the date on which the deferred stock vests. If determined by the administrator, deferred stock may be settled in cash in an amount equal to the market price of the shares the participant is entitled to receive. During the lifetime of a participant, deferred stock generally will be nontransferable. A participant will have the right to transfer any deferred stock held upon the participant's death to a designated beneficiary or, if none, either by the terms of such participant's will or under the laws of descent and distribution. All distributions will be subject to the terms and conditions of the plan to the same extent as such terms and conditions would apply to the participant if still alive. A participant holding deferred stock will have no rights as a shareholder with respect to the shares of common stock distributable with respect to such deferred stock; provided, however, that each participant who holds deferred stock will be granted a number of additional shares of deferred stock with a value equal to the value of any dividend paid or distribution made with respect to the common stock.

TRIGGERING EVENTS

     Upon the occurrence of a "triggering event," generally all outstanding options and SARs will become immediately exercisable, all restrictions applicable to all outstanding restricted stock will lapse and all outstanding deferred stock will vest.

     The term "triggering event" means:

     - certain acquisitions of 20% or more of our then outstanding common stock,

     - the consummation of certain mergers or consolidations to which we are a party,

     - the consummation of any liquidation or dissolution of Manpower, or a sale or disposition of all or substantially all of our assets,

     - the members of the board of directors who adopted the plan cease under certain circumstances to constitute at least a majority of the board of directors, or

     - the issuance by us of common stock representing a majority of the outstanding common stock after giving effect to such issuance.

TERMINATION OF EMPLOYMENT

     Options and SARs. The following will apply to employees holding options or SARs upon termination of employment unless determined otherwise by the administrator at the time of grant. Any employee whose employment is terminated due to retirement will have three years from the date of termination to exercise any option or SAR granted under the plan to the extent the employee had the right to exercise the option or SAR on the date of termination. Any employee whose employment is terminated due to disability and the beneficiary of any employee whose employment is terminated due to death will have three years from the date of such termination to exercise any option or SAR granted under the plan to the extent the employee had the right to exercise the option or SAR on the date of termination or would have become entitled to exercise the option or SAR if the employee had remained an employee during the three year period. If an employee's employment is terminated for "cause," any option or SAR granted to that employee under the plan that has not been exercised prior to termination will lapse immediately upon termination of employment. If an employee's employment is terminated for any reason not described above, the employee will have 18 months from the date of such termination to exercise any option or SAR granted under the plan to the extent the employee had the right to exercise the option or SAR on the date of termination. If the employment of an employee holding options or SARs is terminated during a "protected period" other than for cause, the employee will have the right to exercise such option or SAR in full.

     A termination of employment for "cause" means:

     - an employee's repeated failure to perform his or her duties in a competent, diligent and satisfactory manner as determined by our chief executive officer,

     - insubordination,

     - an employee's commission of any material act of dishonesty or disloyalty involving Manpower,

     - an employee's chronic absence from work other than by reason of a serious health condition,

     - an employee's commission of a crime which substantially relates to the circumstances of his or her position with Manpower or which has a material adverse effect on Manpower, or

     - the willful engaging by an employee in conduct which is demonstrably and materially injurious to Manpower.

     The term "protected period" is a period of time determined relative to the occurrence of a triggering event, as follows:

     - if the triggering event is a tender offer, the protected period begins on the date of the initial tender offer and continues through the consummation of the tender offer, but will be no longer than six months prior to consummation,

     - if the triggering event is a merger or consolidation, the protected period begins on the date that serious and substantial discussions take place to effect the transaction and continues through the consummation of the merger or consolidation, but will be no longer than six months prior to consummation, or

     - if the triggering event is a transaction not described above, the protected period begins on the date that is six months prior to the triggering event and continues through the triggering event.

     The administrator may, in its sole discretion, increase the periods permitted for exercise of an option or an SAR following termination of employment under any of the circumstances described above, if allowable under applicable law. In no event, however, will any option or SAR be exercisable more than ten years after the date of grant.

     Restricted Stock and Deferred Stock. Except as otherwise determined by the administrator at the time of grant, all restrictions on restricted stock held by an employee will lapse and all deferred stock will vest upon the employee's termination of employment due to retirement, disability, death, or during a protected period other than for cause. If an employee's employment is terminated for any other reason, all restricted stock held by the employee and all deferred stock held by the employee which has not vested will be forfeited.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

     The plan provides that the administrator may make adjustments to the total number of shares authorized for issuance under the plan, the number of shares subject to each outstanding option, the number of shares of restricted stock then held by each participant, the number of shares to which an outstanding SAR relates, the number of shares to which each outstanding award of deferred stock relates, the exercise price applicable to each option, the grant value of each SAR, and the other limitations described above under "Common Stock Subject to the Plan" in the event of any change in our capitalization, including stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, or similar transactions. In addition, in the event of a merger or consolidation of Manpower in which Manpower is not the survivor, the administrator may provide for the waiver of any restrictions or vesting requirements for awards outstanding under the plan and for the conversion of outstanding awards into cash or the right to receive securities of another person on terms determined by the administrator.

DURATION AND AMENDMENT OF THE PLAN

     No awards may be granted pursuant to the plan after February 18, 2013. Except to the extent shareholder approval or participant consent is required, the board of directors may amend, modify or terminate the plan.

     Except as described below, the administrator may amend, modify or terminate an outstanding award. The administrator may not, without the participant's consent, amend, modify or terminate an outstanding award unless it determines that the action would not materially and adversely affect the participant. In addition, the administrator may not adjust or amend the exercise price of any outstanding option or SAR whether through amendment, cancellation or replacement grants, or any other means, except under the circumstances described under "Adjustment in Event of Capital Changes."

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of U.S. federal income tax consequences relating to awards granted under the plan. The summary below does not contain a complete analysis of all the potential tax consequences relating to awards granted under the plan, including state, local or foreign tax consequences.

     Nonstatutory Stock Options. A participant will not be deemed to have received taxable income upon the grant of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

     Upon the exercise of a nonstatutory stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

     The income arising from a participant who is an employee exercising a nonstatutory stock option will be subject to withholding for federal income tax purposes, and we will be entitled to withhold the amount of tax due from any amounts payable to the participant by us or to defer making delivery of any common stock to be issued until satisfactory withholding arrangements have been made. The basis of shares received upon the exercise of a nonstatutory stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant's holding period will commence on the date of exercise.

     Incentive Stock Options. Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

     If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

     SARS. A participant will not be deemed to have received taxable income upon the grant or vesting of an SAR. Upon the exercise of an SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

     The income arising from a participant who is an employee exercising an SAR will be subject to withholding for federal income tax purposes, and we will be entitled to withhold the amount of tax due from any amounts payable to the participant by us or to defer making delivery of any common stock or cash to be issued or paid until satisfactory withholding arrangements have been made. The basis of shares received upon the exercise of an SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

     Restricted Stock. The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

     We will be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be subject to withholding for federal income tax purposes, and we will be entitled to withhold the amount of tax due from any amounts payable to the participant by us or to defer making delivery of any common stock to be issued until satisfactory withholding arrangements have been made. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

     Deferred Stock. A participant will not be deemed to have received taxable income upon the grant or vesting of deferred stock. Upon distribution of common stock or cash in respect of the deferred stock, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the shares of common stock received on the date they are distributed to the participant plus the amount of any cash received. Upon the distribution of such shares of common stock or cash, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be subject to withholding for federal income tax purposes, and we will be entitled to withhold the amount of tax due from any amounts payable to the participant by us or to defer making delivery of any common stock to be issued until satisfactory withholding arrangements have been made.

     The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant's holding period will commence on the date the shares of common stock are distributed to the participant.

MARKET VALUE

     On February 18, 2003, the closing sales price of the common stock on the NYSE was $31.89 per share.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast on the proposal is required to approve the proposal, provided that the total number of votes cast on the proposal represents over 50% of the common stock entitled to vote on the proposal. Abstentions will be counted as votes against the proposal and broker non-votes will not be counted as voting on the proposal.

     The board of directors recommends that you vote FOR the approval of the 2003 Equity Incentive Plan and your proxy will be so voted unless you specify otherwise.

                             AUDIT COMMITTEE REPORT

     We have an audit committee composed of three directors who are "independent" within the meaning of the listing standards of the New York Stock Exchange. The board of directors adopted an amended and restated charter for the audit committee in February 2003 in response to recent rule proposals by the New York Stock Exchange and the Securities and Exchange Commission. The charter sets forth the responsibilities and powers of the audit committee with respect to our independent auditors, quarterly and annual financial statements, non-audit services, internal audit and accounting, risk assessment and risk management, business conduct and ethics, special investigations, use of advisors and other reporting and disclosure obligations.

     In 2002, the audit committee met seven times. Over the course of these meetings, the audit committee met with our chief executive officer, chief financial officer, other senior members of the finance department, the director and the manager of internal audit, our outside counsel and our independent auditors. During these meetings, the audit committee reviewed and discussed, among other things:

     - the dismissal of Arthur Andersen LLP as our independent auditors and the appointment of PricewaterhouseCoopers LLP as our independent auditors,

     - the impact of the Sarbanes-Oxley Act of 2002 and related corporate governance proposals, including the certifications required to be made by our chief executive officer and chief financial officer,

     - the disclosure controls and procedures that we have adopted, including the formation of our disclosure committee,

     - our annual internal and external audit plans and the internal and external staffing resources available to carry out our audit plans,

     - internal audit results, including information technology systems audits, and the status of items identified in prior audits,

     - the types of information to be disclosed in our earnings releases and the manner in which this information will be presented,

     - risk assessment in connection with structuring both the internal and external audit plans,

     - our significant accounting policies and judgmental accrual policies,

     - the impact of new accounting pronouncements,

     - current tax matters affecting us, including reporting compliance, audit activity, and tax planning, and

     - our compliance with the Foreign Corrupt Practices Act and ethical standards.

     The audit committee met four times in private session with PricewaterhouseCoopers LLP and met four times in private session with the director of internal audit. During the private sessions with our independent auditors, the audit committee confirmed that the independent auditors were satisfied with the positions taken by management in the presentation of our financial results and the independent auditors confirmed that there were no matters regarding our internal controls requiring communication to the audit committee under generally accepted auditing standards. During the private sessions with our director of internal audit, the audit committee reviewed and discussed the adequacy of the internal audit department's resources, the level of management support and cooperation received by the internal audit department, and management's response to recommendations of the internal audit department.

     In addition to the meetings discussed above, the chairman of the audit committee reviewed with management and our independent auditors our financial statements for each quarter of 2002 prior to the quarterly release of earnings.

     In February 2003, the independent auditors and members of senior management reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with the audit committee, together with our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." This discussion included, among other things:

     - critical accounting policies and practices used in the preparation of our financial statements,

     - alternative treatments within GAAP of our annual financial information,

     - the effect of regulatory and accounting initiatives on our financial statements, including the adoption of significant accounting pronouncements,

     - any significant audit adjustments proposed by the independent auditors and management's response,

     - confirmation that there were no matters of significant disagreement between management and the independent auditors arising during the audit, and

     - other matters required to be discussed by Statement on Auditing Standards No. 61.

     At this meeting, the audit committee met privately with the chairperson of our disclosure committee and discussed the effectiveness of our disclosure controls and procedures and the overall quality of our disclosures and confirmed that the disclosure committee had no particular concerns that it wanted to bring to the attention of the audit committee. The audit committee also met in separate private sessions with the independent auditors, the director of internal audit and management to discuss the adequacy of our internal controls, to confirm that there were no issues concerning our accounting policies and procedures, and to discuss the responsibilities, budget and staffing of the internal audit department. The audit committee also confirmed with the independent auditors that there were no material control deficiencies noted as part of the financial statement audit. In addition, the audit committee confirmed during these sessions that the independent auditors, the director of internal audit and management had no particular concerns that they wanted to bring to the audit committee's attention.

     The audit committee has reviewed the fees billed by PricewaterhouseCoopers LLP to us with respect to 2002, which consist of the following:

     Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for both the audit of our financial statements as of and for the year ended December 31, 2002 and the review of the financial statements included in our Quarterly Reports on Form 10-Q for 2002 were $1,721,300. These fees were approved by the audit committee in December, 2002.

     Financial Information Systems Design and Implementation
Fees. PricewaterhouseCoopers LLP did not provide any financial information systems design and implementation services to us during 2002. Financial information systems design and implementation services are professional services for both operating, or supervising the operation of, our information systems or managing our local area networks and designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

     All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP during 2002 for non-audit and non-information systems related services were $289,235, which included:

     - $100,257 for tax compliance, tax return preparation and tax consultation in various countries,

     - $173,978 for assistance with employment and staffing matters in various countries, including a remuneration study, and

     - $15,000 for U.S. benefit plan audits.

     Each of the non-audit services described above was approved in accordance with our Policy Regarding Non-Audit Services, except for certain tax advice and tax return preparation provided to our Elan subsidiary and certain assistance with employment matters provided to our operations in Ireland. The fact that these services had been provided to us came to the attention of our senior management in early 2003, at which point they were submitted to the audit committee for review, after which they were ratified by the audit committee. These services were otherwise permitted under our policy and, in the case of the services provided to our operations in Ireland, were not initially recognized to have been provided by an affiliate of our independent auditors.

     The audit committee has also received the written disclosures and confirmation from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 and discussed with PricewaterhouseCoopers LLP their independence. In particular, at two meetings during 2002 and at the meeting in February 2003 the audit committee reviewed and discussed the non-audit services provided by PricewaterhouseCoopers LLP to us during 2002 that are described above and discussed the relationship between an audit partner's compensation and the level of non-audit services provided to an audit client. The audit committee has considered whether the provision of the non-audit services described above is compatible with the independence of PricewaterhouseCoopers LLP and satisfied itself as to the auditor's independence. The audit committee believes that PricewaterhouseCoopers LLP has been objective and impartial in conducting the 2002 audit, and believes that the provision of these services has not adversely affected the integrity of our auditing and financial reporting processes.

     In performing all of the functions described above, the audit committee acts only in an oversight capacity. The audit committee does not complete its reviews of the matters described above prior to our public announcements of financial results and, necessarily, in its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States.

     In reliance on these reviews and discussions, and the report of the independent auditors, the audit committee has recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002.

THE AUDIT COMMITTEE

Edward J. Zore, Chairman
J. Thomas Bouchard
Willie D. Davis

                    3. RATIFICATION OF INDEPENDENT AUDITORS

     As previously disclosed, on April 10, 2002 we dismissed Arthur Andersen LLP as our independent public accountants and appointed PricewaterhouseCoopers LLP as our new independent public accountants. The decision to dismiss Arthur Andersen LLP and to retain PricewaterhouseCoopers LLP was recommended by the audit committee and approved by the board of directors.

     Arthur Andersen LLP's reports on our consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2001 and 2000, and the subsequent interim period through April 10, 2002, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2001 and 2000 or during the subsequent interim period through April 10, 2002.

     We provided Arthur Andersen LLP with a copy of the foregoing disclosures. A copy of Arthur Andersen LLP's letter, dated April 16, 2002, stating their agreement with such statements is attached as Exhibit 16.1 to our Current Report on Form 8-K dated April 16, 2002 filed with the Securities and Exchange Commission.

     During the years ended December 31, 2001 and 2000, and the subsequent interim period through April 10, 2002, we did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Subject to ratification by the shareholders at the annual meeting, the audit committee of the board of directors has appointed PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2003. PricewaterhouseCoopers LLP audited our consolidated financial statements for the fiscal year ended December 31, 2002. Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and have the opportunity to make a statement if they so desire, and will also be available to respond to appropriate questions.

     If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the selection of our independent auditors will be reconsidered by the audit committee.

     The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003. Abstentions will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

     The board of directors recommends you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003 and your proxy will be so voted unless you specify otherwise.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     In accordance with our by-laws, nominations, other than by or at the direction of the board of directors, of candidates for election as directors at the 2004 annual meeting of shareholders and any other shareholder proposed business to be brought before the 2004 annual meeting of shareholders must be received by us no later than January 30, 2004. To be considered for inclusion in the proxy statement solicited by the board of directors, shareholder proposals for consideration at the 2004 annual meeting of shareholders must be received by us at our principal executive offices by October 30, 2003. Such nominations or proposals must be submitted to Mr. Michael J. Van Handel, Secretary, Manpower Inc., 5301 North Ironwood Road, Milwaukee, Wisconsin 53217. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of our common stock. Copies of these reports must also be furnished to us. Based solely on a review of these copies, we believe that during 2002 all filing requirements were met, except for one report on Form 3 initially filed by Mr. Joerres in July, 1998, which was amended in December, 2002 to reflect 300 shares of common stock held by a trust for the benefit of Mr. Joerres' wife that were inadvertently omitted from the initial filing.

                                 OTHER MATTERS

     Although management is not aware of any other matters that may come before the annual meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

     Shareholders may obtain a copy of our Annual Report on Form 10-K at no cost by requesting a copy on our Internet website at www.investor.manpower.com or by writing to Mr. Michael J. Van Handel, Secretary, Manpower Inc., 5301 North Ironwood Road, Milwaukee, Wisconsin 53217.

                                          By Order of the Board of Directors,

                                          Michael J. Van Handel, Secretary

                                                                      APPENDIX A

                                    CHARTER

                                AUDIT COMMITTEE
                                     OF THE
                      BOARD OF DIRECTORS OF MANPOWER INC.
                          (REVISED FEBRUARY 18, 2003)

I. PURPOSE

     The purpose of the Audit Committee of the Board of Directors of Manpower Inc. is to assist the Board of Directors in its oversight of financial accounting and reporting practices of the Company, the quality and integrity of the financial statements of the Company, the qualifications and independence of the Company's independent auditors, the performance of the Company's independent auditors and the Company's internal audit function and compliance with applicable legal, ethical and regulatory requirements and to prepare the report that the rules of the Securities and Exchange Commission require to be included in the Company's annual proxy statement. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board of Directors. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management of the Company is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the Company's financial statements.

II. COMMITTEE COMPOSITION

     The Committee shall be comprised of at least three members, consisting solely of "independent" directors who are "financially literate" or become "financially literate" within a reasonable period of time after their appointment to the Committee. At least one member of the Committee shall have accounting or related financial management experience, as the Board of Directors interprets such qualification in its business judgment. The Board of Directors may determine that at least one member of the Committee shall be an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

     A director is "independent" if he or she meets the requirements for independence set forth in the rules of the New York Stock Exchange.

     A "financially literate" director is one whom the Board of Directors in its business judgment deems to be financially literate. Committee members may enhance their familiarity with finance and accounting by participating in educational programs.

     The members of the Committee will be appointed by the Board of Directors after taking into account the recommendations of the Nominating and Governance Committee. A member will serve until his or her successor is appointed, until his or her resignation from the Committee, until his or her position on the Committee is eliminated due to a reduction in the size of the Committee, until he or she is removed from the Committee by the Board of Directors, or until his or her service on the Board of Directors terminates. The chairperson of the Committee will be the member of the Committee appointed to serve in such capacity by the Board of Directors from time to time.

     Except as otherwise determined by the Board of Directors, no member of the Committee will simultaneously serve on the audit committees of more than two other public companies.

III. MEETINGS AND REPORTS

     The Committee shall meet as frequently as the Committee deems necessary, but the Committee shall meet at least four times each year. Meetings of the Committee may be called by the chairperson of the Committee or otherwise as provided in the by-laws of the Company. The Committee shall report periodically to the Board of Directors regarding the Committee's activities, findings, conclusions and recommendations, including any material issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, and the performance of the internal audit function.

IV. RESPONSIBILITIES AND POWERS

     The Committee's responsibilities shall include the following:

     A. Independent Auditors. The Committee shall have the ultimate authority and responsibility to select, retain, evaluate and, where appropriate, replace the independent auditors and to submit the selection of independent auditors for ratification by the shareholders in any proxy statement; provided that the Committee may consult with the Company's senior management regarding these matters. With respect to the independent auditors, the Committee shall have the following additional specific responsibilities:

          1. Approve all of the terms of engagement of the independent auditors, including the audit services within the scope of the engagement, and the fees to be paid to the independent auditors and review the appointment of and fee arrangements with any other external auditors employed for other specific audit purposes.

          2. At least annually, obtain and review a report by the independent auditors describing: (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken by the independent auditors to address any issues described in subparagraph (b).

          3. Receive the written disclosures and confirmation from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, discuss with the independent auditors the independent auditors' independence, including actively engaging in a dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          4. Periodically evaluate the independent auditors' qualifications, performance and independence and the experience and qualifications of the senior individuals assigned by the independent auditors to the Company's account, including the lead partner. This evaluation shall be based on a review of the report and the statement referred to above, as well as other factors deemed appropriate by the Committee. The evaluation shall also take into account the opinion of the Company's management and members of the Company's internal audit department. The Committee shall present the conclusions with respect to this evaluation to the full Board of Directors.

          5. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and periodically consider whether the Company should regularly rotate its independent auditors.

          6. Initially establish and periodically review hiring policies for employees and former employees of the independent auditors, and periodically review a list of employees and former employees of the independent auditors hired by the Company and the positions for which they were hired.

     B. Quarterly and Annual Financial Statements.

          1. Review each year the planned scope of the examination of the Company's financial statements by the independent auditors.

          2. Review with management and the independent auditors the quarterly financial statements to be included in each of the Company's Quarterly Reports on Form 10-Q and upon completion of their audit, the annual financial statements to be included in the Company's Annual Report on Form 10-K, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

          3. Review any disclosures made to the Committee by the Company's chief executive officer and chief financial officer regarding any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, material weaknesses in the Company's internal controls and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          4. Review and discuss with the independent auditors and management (a) the development, selection, application and disclosure of all critical accounting policies and practices used in the audited financial statements,
     (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences, (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements, and (e) any significant audit adjustments proposed by the independent auditors.

          5. Discuss with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented from time to time.

          6. Based on the review and discussions referred to in Sections A.3,
     B.2 and B.5, make a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-K filed each year.

          7. Review any recommendations of the independent auditors resulting from the audit and monitor management's response in an effort to ensure that appropriate actions are taken.

          8. Review with the independent auditors any matter of significant disagreement between management and the independent auditors and any other problems or difficulties encountered during the course of the audit and management's response to such disagreements, problems or difficulties. As part of this review, the Committee shall discuss with the independent auditors (a) any difficulties relating to any restrictions on the scope of the independent auditors' activities and (b) any difficulties relating to restrictions on the independent auditors' access to requested information. The Committee may also discuss with the independent auditors (a) any accounting adjustments that were noted or proposed by the independent auditors but that were "passed" by management as immaterial or otherwise,
     (b) any communications between the individuals assigned by the independent auditors to the Company's account and the independent auditors' national office relating to auditing or accounting issues presented by the engagement and (c) any management letter or internal control letter of a material nature issued or proposed to be issued by the independent auditors to the Company and the Company's response to any such letter.

     C. Non-Audit Services.

          Oversee the implementation of and compliance with the Company's Policy Regarding Non-Audit Services, including (a) ensuring that the Company's chief financial officer submits on a periodic basis to the Committee a reasonably detailed statement of the non-audit services provided to the Company by the independent auditors during the period to which the statement relates and certifies that no prohibited services were provided to the Company by the independent auditors during such period, (b) reviewing and pre-approving or disapproving non-audit services requiring the Committee's approval under the Policy, and (c) reviewing and assessing the adequacy of the Policy on at least an annual basis.

     D. Internal Audit and Accounting.

          1. Monitor the staffing and competency of the internal audit department and significant changes in the duties and responsibilities of the internal audit department.

          2. Review the activities of the internal audit department, including the annual internal audit plan.

          3. Meet privately periodically (but at least three times each year) with the head of the Company's internal audit department to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function, and particular concerns of the Committee or the internal audit department.

          4. Meet privately periodically (but at least annually) with the independent auditors to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function (including responsibilities, budget and staffing), special audit steps adopted in light of material control deficiencies and particular concerns of the Committee or the independent auditors.

          5. Meet privately periodically (but at least annually) with management to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function, and particular concerns of the Committee or management.

          6. Review with management the status of tax returns and tax audits.

          7. Review expense account reimbursements of the Company's executive officers.

     E. Risk Assessment and Risk Management.

          1. Periodically discuss with management the guidelines and policies that govern the process by which the Company assesses and manages risk.

          2. Periodically discuss with management the Company's major financial risk exposures and the steps that management has taken to assess, monitor and control such exposures.

     F. Business Conduct and Ethics.

          1. Monitor the Company's policies and procedures regarding compliance with the Foreign Corrupt Practices Act.

          2. Monitor compliance with the Company's Code of Business Conduct and Ethics by the employees of the Company.

     G. Special Investigations.

          1. Direct any special investigations concerning matters relating to the Company's financial statements, internal controls, compliance with applicable laws or business ethics.

          2. Initially establish and periodically review procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     H. Use of Advisors.

     In the course of fulfilling its duties, the Committee has authority to retain its own independent legal, accounting and other advisors in its sole discretion, including sole authority to approve the fees and other retention terms of any advisor and to terminate such advisor.

     I. Other.

          1. Review and assess the adequacy of this Charter on at least an annual basis.

          2. As required under the rules of the Securities and Exchange Commission, provide an Audit Committee Report to be included in the Company's annual proxy statement which:

             (a) states whether the Committee has reviewed and discussed with management the Company's audited financial statements,

             (b) states whether the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61,

             (c) states whether the Committee has received the written disclosures in the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence,

             (d) states whether the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission,

             (e) states whether the Committee has approved each engagement of the independent auditors to perform non-audit services requiring the Committee's approval under the Company's Policy Regarding Non-Audit Services, and

             (f) states whether the Committee has considered whether the provision of non-audit services is compatible with the independent auditors' independence and satisfied itself as to the independence of the independent auditors.

          3. Periodically discuss with management the types of information to be disclosed in the Company's earnings releases, including the use of non-GAAP financial measures, and the manner in which this information will be presented.

          4. Discuss with management and the independent auditors the quarterly and annual reported earnings of the Company prior to the release of this information to the public and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of these discussions and reviews.

          5. Periodically discuss with management the types of financial information and earnings guidance to be disclosed to analysts and rating agencies, and the manner in which this information will be presented.

          6. Monitor any litigation involving the Company which may have a material financial impact on the Company or relate to matters entrusted to the Committee.

          7. The Committee shall be available at all times to receive reports, suggestions, questions or recommendations relating to the matters for which it has responsibility from the independent auditors, the internal audit department, or management personnel.

V. ANNUAL EVALUATION

     The Committee will evaluate its performance on an annual basis.

                                                                      APPENDIX B

                           2003 EQUITY INCENTIVE PLAN
                                       OF
                                 MANPOWER INC.
                     (ADOPTED EFFECTIVE FEBRUARY 18, 2003)

                              PURPOSE OF THE PLAN

     The purpose of the Plan is to provide for compensation alternatives for certain Employees and Directors using or based on the common stock of the Company. These alternatives are intended to be used as a means to attract and retain superior Employees and Directors, to provide a stronger incentive for such Employees and Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to provide Employees and Directors with a proprietary interest in the performance and growth of the Company.

1. GENERAL

     This Plan exclusive of Section A below applies to all Directors and Employees. Section A of the Plan applies to those Employees who are employed in the United Kingdom.

2. DEFINITIONS

     Unless the context otherwise requires, the following terms shall have the meanings set forth below:

     (a) "Administrator" shall mean the Committee or the Board of Directors with respect to grants to Employees under the Plan and the Board of Directors with respect to grants to Directors under the Plan.

     (b) "Award" shall mean an Option, Restricted Stock, an SAR or Deferred Stock granted under the Plan.

     (c) "Board of Directors" shall mean the entire board of directors of the Company, consisting of both Employee and non-Employee members.

     (d) A termination of employment for "Cause" will mean termination upon (1) on Employee's repeated failure to perform his or her duties in a competent, diligent and satisfactory manner as determined by the Company's Chief Executive Officer in his reasonable judgment, (2) insubordination, (3) an Employee's commission of any material act of dishonesty or disloyalty involving the Company or a Subsidiary, (4) an Employee's chronic absence from work other than by reason of a serious health condition, (5) an Employee's commission of a crime which substantially relates to the circumstances of his or her position with the Company or a Subsidiary or which has material adverse effect on the Company or a Subsidiary, or (6) the willful engaging by an Employee in conduct which is demonstrably and materially injurious to the Company or a Subsidiary.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the committee of the Board of Directors constituted as provided in Paragraph 5 of the Plan.

     (g) "Company" shall mean Manpower Inc., a Wisconsin corporation.

     (h) "Deferred Stock" shall mean a right to receive one or more Shares from the Company in accordance with, and subject to, Paragraph 10 of the Plan.

     (i) "Deferred Stock Agreement" shall mean the agreement between the Company and a Participant whereby Deferred Stock is granted to such Participant.

     (j) "Director" shall mean an individual who is a non-Employee member of the Board of Directors of the Company.

     (k) "Disability" shall mean (i) with respect to an Employee, a physical or mental incapacity which, as determined by the Committee, results in an Employee ceasing to be an Employee and (ii) with respect to a Director, a physical or mental incapacity which results in a Director's termination of membership on the Board of Directors of the Company.

     (l) "Employee" shall mean an individual who is an employee of the Company or a Subsidiary.

     (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (n) "Grant Value" of an SAR means the dollar value assigned to the SAR by the Administrator on the date the SAR is granted under the Plan.

     (o) "Incentive Stock Option" shall mean an option to purchase Shares which complies with the provisions of Section 422 of the Code.

     (p) "Market Price" shall mean the closing sale price of a Share on the New York Stock Exchange; provided, however, if a Share is not susceptible of valuation by the above method, the term "Market Price" shall mean the fair market value of a Share as the Administrator may determine in conformity with pertinent law and regulations of the Treasury Department.

     (q) "Nonstatutory Stock Option" shall mean an option to purchase Shares which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 7 of the Plan.

     (r) "Option" shall mean (1) with respect to an Employee, an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan and (2) with respect to a Director, a Non-Statutory Stock Option granted under the Plan.

     (s) "Option Agreement" shall mean the agreement between the Company and a Participant whereby an Option is granted to such Participant.

     (t) "Participant" shall mean an Employee or Director to whom an Award has been granted under the Plan.

     (u) "Plan" shall mean the 2003 Equity Incentive Plan of the Company.

     (v) "Protected Period" shall be a period of time determined in accordance with the following:

          (1) if a Triggering Event is triggered by an acquisition of shares of common stock of the Company pursuant to a tender offer, the Protected Period shall commence on the date of the initial tender offer and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event;

          (2) if a Triggering Event is triggered by a merger or consolidation of the Company with any other corporation, the Protected Period shall commence on the date that serious and substantial discussions first take place to effect the merger or consolidation and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event; and

          (3) in the case of any Triggering Event not described in clause (1) or
     (2) above, the Protected Period shall commence on the date that is six months prior to the Triggering Event and shall continue through and including the date of the Triggering Event.

     (w) "Restricted Stock" shall mean Shares granted to a Participant by the Administrator which are subject to restrictions imposed under Paragraph 8 of the Plan.

     (x) "Restricted Stock Agreement" shall mean the agreement between the Company and a Participant whereby Restricted Stock is granted to such Participant.

     (y) "SAR" shall mean a stock appreciation right with respect to one Share granted under the Plan.

     (z) "SAR Agreement" shall mean the agreement between the Company and a Participant whereby an SAR is granted to such Participant.

     (aa) "Share" or "Shares" shall mean the $0.01 par value common stock of the Company.

     (bb) "Subsidiary" shall mean any subsidiary entity of the Company, including without limitation, a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

     (cc) "Triggering Event" shall mean the first to occur of any of the following:

          (1) the acquisition (other than from the Company), by any Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (determined in accordance with Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company
     (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

          (2) the consummation of any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

          (3) the consummation of any liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

          (4) individuals who, as of the date this Plan is adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-12(c); or

          (5) whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

     Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

3. AWARDS AVAILABLE UNDER THE PLAN

     The Administrator may grant Nonstatutory Stock Options, Incentive Stock Options, Restricted Stock, SARs and Deferred Stock under the Plan.

     The Administrator shall have sole authority in its discretion, but always subject to the express provisions of the Plan and applicable law, to determine the Employees or Directors to whom Awards are granted under the Plan and the terms and provisions of each such Award, and to make all other determinations and interpretations deemed necessary or advisable for the administration of the Plan. The Administrator's determination of the foregoing matters shall be conclusive and binding on the Company, all Participants and all other persons.

4. SHARES RESERVED UNDER PLAN

     The aggregate number of Shares which may be issued under the Plan pursuant to the exercise or grant of Awards shall not exceed 4,500,000 Shares, which may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 12 hereof. In no event (a) shall the number of shares of Restricted Stock granted under the Plan plus the number of shares of Deferred Stock granted under the Plan exceed 200,000 Shares (subject to adjustment as provided in Paragraph 12 hereof), (b) shall the number of Shares delivered through the exercise of Incentive Stock Options exceed 1,000,000 Shares (subject to adjustment as provided in Paragraph 12 hereof), (c) shall any Employee be eligible to receive Options and SARs for more than an aggregate of 750,000 Shares during any three-year period (subject to adjustment as provided in Paragraph 12 hereof), or (d) shall any one Participant be eligible to receive an aggregate amount of Restricted Stock and Deferred Stock in an amount in excess of $4,000,000 (valuing the Shares at their Market Price on the business day immediately preceding the date of grant) during any three-year period. For purposes of determining the maximum number of Shares available for issuance under the Plan, (a) any Shares which are used in settlement of tax withholding obligations with respect to an Award shall be deemed not to have been issued, (b) if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares tendered shall be deemed issued, and (c) any Shares which have been issued as Restricted Stock which are forfeited to the Company shall be treated, following such forfeiture, as Shares which have not been issued.

5. ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Board of Directors with respect to grants to Directors under the Plan.

     (b) The Plan shall be administered by the Committee or by the Board of Directors with respect to grants to Employees under the Plan. Except as otherwise determined by the Board of Directors, the Committee shall be so constituted as to permit grants to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3 thereunder, as such rule is currently in effect or as hereafter modified or amended ("Rule 16b-3"), and to permit the Plan to comply with Section 162(m) of the Code and any regulations promulgated thereunder, or any other statutory rule or regulatory requirements. The members of the Committee shall be appointed from time to time by the Board of Directors.

6. ELIGIBILITY

     (a) Directors shall be eligible to receive Nonstatutory Stock Options, Restricted Stock, SARs and Deferred Stock under the Plan.

     (b) Employees shall be eligible to receive Nonstatutory Stock Options, Incentive Stock Options, Restricted Stock, SARs and Deferred Stock under the Plan. In determining the Employees to whom Awards shall be granted and the number of Shares to be covered by each Award, the Administrator may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, and other such factors as the Administrator in its discretion shall deem relevant.

     (c) A Participant may be granted additional Awards under the Plan if the Administrator shall so determine subject to the limitations contained in Paragraph 4.

7. OPTIONS: GENERAL PROVISIONS

     Options granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Types of Options. An Option to purchase Shares granted pursuant to this Plan shall be specified to be either an Incentive Stock Option or a Nonstatutory Stock Option. Any grant of an Option shall be confirmed by the execution of an Option Agreement. An Option Agreement may include both an Incentive Stock Option and a Nonstatutory Stock Option, provided each Option is clearly identified as either an Incentive Stock Option or a Nonstatutory Stock Option.

     (b) Maximum Annual Grant of Incentive Stock Options to Any Employee. The aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year under this Plan (and under all other plans of the Company or any Subsidiary) shall not exceed $100,000, and/or any other limit as may be prescribed by the Code from time to time.

     (c) Option Exercise Price. The per share purchase price of the Shares under each Option granted pursuant to this Plan shall be determined by the Administrator but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

     (d) Exercise. An Option Agreement may provide for exercise of an Option in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 7(g), below, or as otherwise determined by the Administrator, no Option granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an Option shall be exercisable by a Participant's giving written notice of exercise to the Secretary of the Company accompanied by payment of the required exercise price.

     (e) General Exercise Period. The Administrator may, in its discretion, determine the periods during which Options or portions of Options may be exercised by a Participant. Notwithstanding any limitation on the exercise of any Option or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Triggering Event, all outstanding Options shall become immediately exercisable, and if a person ceases to be an Employee during a Protected Period because of a termination of that person's employment by the Company other than for Cause, all Options held by such person shall become immediately exercisable. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten years from its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

     (f) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash, Shares held by the Participant for more than six months, other property, or such other consideration consistent with the Plan's purpose and applicable law as may be determined by the Administrator from time to time. Unless otherwise determined by the Administrator, such price shall be paid in full at the time that an Option is exercised. If the Participant elects to pay all or a part of the exercise price in Shares, such Participant may make such payment by delivering to the Company a number of Shares already owned by the Participant for more than six months, either directly or by attestation, which are equal in value to the purchase or exercise price. All Shares so delivered shall be valued at their Market Price on the business day immediately preceding the day on which such Shares are delivered.

     (g) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

          (1) Any Participant who ceases to be an Employee due to retirement on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten
     (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such Option.

          (2) Any Participant who ceases to be an Employee due to Disability shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent that such Participant then has a present right to exercise such Option or would have become entitled to exercise such Option had that Participant remained an Employee during such three-year period; provided, however, that no Option shall be exercisable subsequent to ten
     (10) years after its date of grant.

          (3) In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to such Option, granted to such Employee shall be exercisable:

             (A) for three (3) years after the Employee's death, but in no event later than ten (10) years from its date of grant;

             (B) only (1) by the deceased Employee's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Employee dies without a surviving designated beneficiary, (2) by the personal representative, administrator, or other representative of the estate of the deceased Employee, or by the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent and distribution; and

             (C) only to the extent that the deceased Employee would have been entitled to exercise such Option on the date of the Employee's death or would have become entitled to exercise such Option had the deceased Employee remained employed during such three-year period.

          (4) An Employee or former Employee who holds an Option who has designated a beneficiary for purposes of Subparagraph 7(g)(3)(B)(1), above, may change such designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

          (5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

     (h) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an Option if a Participant ceases to be an Employee as provided in Subparagraphs 7(g)(1),

(2), (3) and (5), above, if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant.

     (i) Transferability.

          (1) Except as otherwise provided in this Paragraph 7(i), or unless otherwise provided by the Administrator, Options granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the Options granted to such Participant upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in this Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Participant.

          (2) Nonstatutory Stock Options granted to Directors or to any Employee who is subject to Section 16 of the Exchange Act shall be transferable to members of the Participant's immediate family, to trusts for the benefit of the Participant and/or such immediate family members, and to partnerships in which the Participant and/or such family members are the only partners, provided the transferee agrees to be bound by any vesting or other restrictions applicable to the Participant with respect to the Options. For purposes of the preceding sentence, "immediate family" shall mean a Participant's spouse, children, descendants of children, and spouses of children and descendants. Upon such a transfer, the Option (or portion of the Option) thereafter shall be exercisable by the transferee to the extent and on the terms it would have been exercisable by the transferring Participant.

8. RESTRICTED STOCK

     Restricted Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Grants. The terms of any grant of Restricted Stock shall be confirmed by the execution of a Restricted Stock Agreement.

     (b) Restrictions. Restricted Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period determined by the Administrator (the "Restricted Period"), subject to the provisions of this Paragraph 8. In the event that a Participant shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, said Restricted Stock shall, at the Administrator's option, and in addition to such other rights and remedies available to the Administrator (including the right to restrain or set aside such transfer), upon written notice to the transferee thereof at any time within ninety (90) days after its discovery of such transaction, be forfeited to the Company.

     (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

          (1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (c)(2) and (d), below, all Restricted Stock held by such Participant shall be forfeited to the Company.

          (2) In the event a Participant ceases to be an Employee on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits), or due to early retirement with the consent of the Administrator, or due to death or Disability, all restrictions applicable to any Restricted Stock then held by the Participant shall immediately lapse.

     (d) Vesting on Triggering Event. Except as determined otherwise by the Administrator at the time of grant, notwithstanding anything to the contrary herein contained, upon the occurrence of a Triggering Event, the restrictions applicable to any Restricted Stock then held by all Participants shall immediately lapse, and all such Restricted Stock shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same consideration thereupon, if any, payable to the holders of outstanding shares of the Company in connection with the Triggering Event. In addition, except as otherwise determined by the Administrator at the time of grant, in the case of any individual Employee, upon that person's ceasing to be an Employee during a Protected Period because of a termination of such person's employment by the Company other than for Cause, the restrictions applicable to any Restricted Stock then held by such Employee shall immediately lapse.

     (e) Retention of Certificates. The Company will retain custody of the stock certificates representing Restricted Stock during the Restricted Period as well as a stock power signed by the Participant to be used in the event the Restricted Stock is forfeited to the Company.

     (f) Release of Restrictions. Notwithstanding any other provision of the Plan, the Administrator may, at any time after the grant of Restricted Stock to a Participant, release any restrictions applicable to such Restricted Stock.

9. SARS

     Each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Grants. The terms of any grant of SARs shall be confirmed by the execution of an SAR Agreement.

     (b) Grant Value. The Grant Value of each SAR granted pursuant to this Plan shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such SAR. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such SAR.

     (c) Exercise. An SAR Agreement may provide for exercise of an SAR by a Participant in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 9(f) below, or as otherwise determined by the Administrator, no SAR granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an SAR shall be exercisable by a Participant by such Participant giving written notice of exercise to the Secretary of the Company.

     (d) General Exercise Period. The Administrator may, in its discretion, determine the periods during which SARs may be exercised by a Participant. Notwithstanding any limitation on the exercise of any SAR or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Triggering Event, all outstanding SARs shall become immediately exercisable, and if a person ceases to be an Employee during a Protected Period because of a termination of that person's employment by the Company other than for Cause, all SARs held by such person shall become immediately exercisable. Notwithstanding the foregoing, no SAR shall be exercisable after the expiration of ten years from its date of grant. Every SAR which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

     (e) Rights on Exercise. An SAR shall entitle the Participant to receive from the Company that number of full Shares having an aggregate Market Price, as of the business day immediately preceding the date of exercise (the "Valuation Date"), substantially equal to (but not more than) the excess of the Market Price of one Share on the Valuation Date over the Grant Value for such SAR as set forth in the applicable SAR Agreement, multiplied by the number of SARs exercised. However, the Company, as determined in the sole discretion of the Administrator, shall be entitled to elect to settle its obligation arising out of the exercise of an SAR by the payment of cash substantially equal to the aggregate Market Price on the Valuation Date of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the aggregate Market Price on the Valuation Date of the Shares the Company would otherwise be obligated to deliver.

     (f) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

          (1) Any Participant who ceases to be an Employee due to retirement on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such SAR.

          (2) Any Participant who ceases to be an Employee due to Disability shall have three (3) years from the date of such cessation to exercise any SAR granted hereunder to the extent such Participant then has a present right to exercise such SAR or would have become entitled to exercise such SAR had that person remained an Employee during such three-year period; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant.

          (3) In the event of the death of an Employee while an Employee, any SAR granted to such Employee shall be exercisable:

             (A) for three (3) years after the Employee's death, but in no event later than ten (10) years from its date of grant;

             (B) only (1) by the deceased Employee's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Employee dies without a surviving designated beneficiary, (2) by the personal representative, administrator, or other representative of the estate of the deceased Employee, or by the person or persons to whom the deceased Employee's rights under the SAR shall pass by will or the laws of descent and distribution; and

             (C) only to the extent that the deceased Employee would have been entitled to exercise such SAR on the date of the Employee's death or would have become entitled to exercise such SAR had the deceased Employee remained employed during such three-year period.

          (4) An Employee or former Employee who holds an SAR who has designated a beneficiary for purposes of Subparagraph 9(f)(3)(B)(1), above, may change such designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

          (5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have eighteen (18) months from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such SAR. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an SAR is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

     (g) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an SAR if a person ceases to be an Employee as provided in Subparagraphs 9(f)(1), (2), (3) and (5), above, if allowable under applicable law; provided, however, in no event shall an SAR be exercisable subsequent to ten (10) years after its date of grant.

     (h) Transferability. Except as otherwise provided in this Paragraph 9(h), or unless otherwise provided by the Administrator, SARs granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the SARs upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

10. DEFERRED STOCK

     Deferred Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

     (a) Grants. The terms of any grant of Deferred Stock shall be confirmed by the execution of a Deferred Stock Agreement.

     (b) Distributions of Shares. Each Participant who holds Deferred Stock shall be entitled to receive from the Company one Share for each share of Deferred Stock, as adjusted from time to time in the manner set forth in Paragraph 12, below. However, the Company, as determined in the sole discretion of the Administrator, shall be entitled to settle its obligation to deliver Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Market Price on the business day immediately preceding the date of the cash payment. Deferred Stock shall vest and Shares shall be distributed to the Participant in respect thereof at such time or times as determined by the Administrator at the time of grant; provided, however, that no Shares shall be distributed in respect of Deferred Stock prior to the date on which such Deferred Stock vests.

     (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

          (1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (c)(2) and (d), below, all Deferred Stock held by such Participant on the date of termination that has not vested shall be forfeited.

          (2) In the event a Participant ceases to be an Employee on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator, or due to death or Disability, all Deferred Stock then held by such Participant shall immediately vest.

     (d) Vesting on Triggering Event. Except as determined otherwise by the Administrator, notwithstanding anything to the contrary herein contained, upon the occurrence of a Triggering Event, all Deferred Stock then held by Participants shall immediately vest. In addition, except as otherwise determined by the Administrator at the time of grant, in the case of any individual Employee, upon that person's ceasing to be an Employee during a Protected Period because of a termination of such person's employment by the Company other than for Cause, all Deferred Stock then held by such Employee shall immediately vest.

     (e) Transferability. Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Deferred Stock may be transferred in accordance with applicable securities laws. A Participant shall have the right to transfer Deferred Stock upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

     (f) No Rights as Shareholders. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed.

     (g) Dividends and Distributions. As of each record date for the payment of dividends on the Company's common stock, each Participant shall be granted a number of additional shares of Deferred Stock equal to the quotient of the amount of dividends which would have been received by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock held by such Participant immediately before such dividend, divided by the Market Price on such date. In the event of any distribution with respect to Shares other than a cash dividend, then each Participant shall be granted a number of additional shares of Deferred Stock which could have been purchased at the Market Price as of the date of such distribution with an amount equal to the Market Price of the consideration which would have been received on such date by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock then held by such Participant.

     (h) Accelerated Vesting and Distribution. Notwithstanding any other provision of the Plan, the Administrator may, at any time after the grant of Deferred Stock to a Participant, accelerate the vesting of such Deferred Stock or accelerate the time that Shares are distributed with respect to such Deferred Stock.

11. LAWS AND REGULATIONS

     Each Option Agreement, Restricted Stock Agreement, SAR Agreement or Deferred Stock Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Administrator may deem necessary or appropriate in connection with such registration or qualification.

12. ADJUSTMENT PROVISIONS

     (a) Share Adjustments. In the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 4 and the other limitations contained in Paragraph 4, the number of Shares subject to each outstanding Option, the number of Shares of Restricted Stock then held by each Participant, the number of shares to which each then outstanding SAR relates, the number of shares to which each outstanding Award of Deferred Stock relates, the exercise price applicable to each outstanding Option and the Grant Value of each outstanding SAR shall be appropriately adjusted as determined by the Administrator.

     (b) Acquisitions. In the event of a merger or consolidation of the Company with another corporation or entity in which the Company is not the survivor, or a sale or disposition by the Company of all or substantially all of its assets, the Administrator shall, in its sole discretion, have authority to provide for
(1) waiver in whole or in part of any remaining restrictions or vesting requirements in connection with any Award granted hereunder, (2) the conversion of outstanding Options, Restricted Stock, SARs or Deferred Stock into cash and/or (3) the conversion of Awards into the right to receive securities of another person upon such terms and conditions as are determined by the Administrator in its discretion.

     (c) Binding Effect. Any adjustment, waiver, conversion or other action taken by the Administrator under this Paragraph 12 shall be conclusive and binding on all Participants.

13. TAXES

     (a) Options and SARs. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant, vesting or exercise of any Option or SAR, and the Company may defer making delivery with respect to cash and/or Shares obtained pursuant to exercise of any Option or SAR until arrangements satisfactory to it have been made with respect to any such withholding obligations. A Participant exercising an Option or SAR may, at his or her election, satisfy his or her obligation for payment of required withholding taxes by having the Company retain a number of Shares having an aggregate Market Price on the business day immediately preceding the date the Shares are withheld equal to the amount of the required withholding tax.

     (b) Restricted Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the issuance of or lapse of restrictions on Restricted Stock, and the Company may defer the delivery of any Shares or Share certificates until arrangements satisfactory to the Administrator shall have been made with respect to any such withholding obligations. A Participant may, at his or her election, satisfy his or her obligation for payment of required withholding taxes with respect to Restricted Stock by delivering to the Company a number of Shares which were Restricted Stock upon the lapse of restrictions, or Shares already owned, having an aggregate Market Price on the business day immediately preceding the day on which such Shares are withheld equal to the amount of the required withholding tax.

     (c) Deferred Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant or vesting of any Deferred Stock or the distribution of any Shares with respect to Deferred Stock, and the Company may defer making delivery of Shares with respect to Deferred Stock until arrangements satisfactory to the Administrator have been made with respect to any such withholding obligations. A Participant who holds Deferred Stock may, at his or her election, satisfy his or her obligation to pay the required withholding taxes by having the Company withhold from the number of Shares distributable a number of Shares having an aggregate Market Price on the business day immediately preceding the date the Shares are withheld equal to the amount of the required withholding tax.

14. EFFECTIVENESS OF THE PLAN

     The Plan, as approved by the Company's Executive Compensation Committee and Board of Directors, shall become effective as of the date of such approval, subject to ratification of the Plan by the vote of the shareholders.

15. TERMINATION AND AMENDMENT

     Unless the Plan shall theretofore have been terminated as hereinafter provided, no Award shall be granted after February 18, 2013. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto; provided, however, that the Board of Directors may not, without further approval of the holders of a majority of the Shares voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law or the listing standards of the New York Stock Exchange (or if the Shares are not then listed on the New York Stock Exchange, the listing standards of such other exchange or inter-dealer quotation system on which the Shares are listed). No termination, modification or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under an outstanding Award then held by the Participant.

     The Administrator may amend an outstanding Award or any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement, or Deferred Stock Agreement; provided, however, that the Participant's consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant. The Administrator may also modify or amend the terms of any Award granted under the Plan for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees. However, notwithstanding any other provision of the Plan, the Administrator may not adjust or amend the exercise price of any outstanding Option or SAR, whether through amendment, cancellation and replacement grants, or any other means, except in accordance with Paragraph 12 of the Plan.

16. OTHER BENEFIT AND COMPENSATION PROGRAMS

     Payments and other benefits received by an Employee under an Award granted pursuant to the Plan shall not be deemed a part of such Employee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, unless required by law, or unless the Administrator expressly determines otherwise.

17. NO RIGHT TO EMPLOYMENT

     The Plan shall not confer upon any person any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any person's employment at any time.

                                   SECTION A

1. GENERAL

     (a) Except to the extent not inconsistent with the terms specifically set out below, this Section A incorporates all of the provisions of the Plan exclusive of this Section A (the "Main Plan"). This Section A of the Plan shall apply to Employees who are employed in the United Kingdom and shall be referred to below as the "Scheme". This Section A will not become effective until approval by the Board of Inland Revenue is received by the Company.

     (b) SARs shall not be granted to Employees under the Scheme.

     (c) Neither Nonstatutory Stock Options nor Restricted Stock nor Deferred Stock shall be granted to Employees under the Scheme.

     (d) Except as otherwise indicated herein, all Options granted under the Scheme shall be subject to the provisions of the Main Plan relating to "Incentive Stock Options," except that such Options shall not be required to be specified to be "Incentive Stock Options."

2. DEFINITIONS

     In this Scheme the following words and expressions have the following meanings except where the context otherwise requires:

     (a) "Act" shall mean the Income and Corporation Taxes Act 1988.

     (b) "Approval" shall mean approval under Schedule 9.

     (c) "Approved Scheme" shall mean a share option scheme, other than a savings-related share option scheme, approved under Schedule 9.

     (d) "Employee" shall mean any employee of the Company or its Subsidiaries, provided that no person who is precluded from participating in the Scheme by paragraph 8 of Schedule 9 shall be regarded as an Employee.

     (e) "Exercise Price" shall mean the Market Price as defined in Paragraph 2 of the Main Plan for the business day immediately preceding the date of grant of an Option unless the Administrator determines, in its sole discretion, to apply, in addition or alternatively, the following definition. The Administrator, in its sole discretion, may determine that "Exercise Price" shall mean the following:

          (i) If, at the date of grant, Shares are listed on the London Stock Exchange, then the Exercise Price shall be an amount equal to the middle market quotation of a Share on the day prior to the date of grant of the Option as ascertained from the Daily Official List of the London Stock Exchange; or

          (ii) If, at the date of grant, Shares are not listed on the London Stock Exchange, then the Exercise Price shall be such amount as the Administrator considers represents the market value of a Share and is agreed in advance for the purposes of the Scheme with the Shares Valuation Division of the Board of Inland Revenue, provided that the Exercise Price shall not be less than the par value of a Share.

     (f) "London Stock Exchange" shall mean London Stock Exchange Limited or its successor body operating the London Stock Exchange.

     (g) "Redundancy" shall mean dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996.

     (h) "Revenue Limit" shall mean L30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph 28(1) of
Schedule 9.

     (i) "Schedule 9" shall mean Schedule 9 to the Act.

     (j) "Share" shall mean $0.01 par value common stock of the Company which satisfies the conditions of paragraphs 10 to 14 of Schedule 9.

     (k) "Subsidiary" shall mean a company which is for the time being a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985.

     Other words or expressions, so far as not inconsistent with the context, have the same meanings as in Schedule 9.

     Any reference to a statutory provision shall be deemed to include that provision as the same may from time to time hereafter be amended or re-enacted.

3. LIMITS

     An Option granted to an Employee shall be limited and take effect so that the aggregate market value of Shares subject to that Option, taken together with the aggregate market value of Shares which the Employee may acquire in pursuance of rights obtained under the Scheme or under any other Approved Scheme established by the Company or by any associated company (within the meaning of Section 187(2) of the Act) of the Company (and not exercised), shall not exceed the Revenue Limit. Such aggregate market value shall be determined at the time the rights are obtained.

4. TERMS OF OPTIONS

     (a) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated. The provisions of Paragraph 7(i) of the Main Plan shall not apply for the purposes of this Scheme.

     (b) An Option granted under the Scheme shall not be exercised by a Holder at any time when he is ineligible to participate by virtue of paragraph 8 of
Schedule 9.

     (c) As provided in Paragraph 7(d) of the Main Plan, an Option shall be exercised by notice in writing given by the Holder to the Secretary of the Company accompanied by payment of the required Exercise Price which must be satisfied in cash. The provisions of Paragraph 7(f) of the Main Plan shall not apply for the purposes of this Scheme.

     (d) For the purposes of this Scheme, Subparagraph 7(g)(2) of the Main Plan shall read:

     "Any person who ceases to be an Employee due to Disability, injury, Redundancy, or his or her employer ceasing to be a Subsidiary or the operating division by which he or she is employed being disposed of by a Subsidiary or the Company shall have:

          (A) Three (3) years from the date of such cessation due to Disability to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent that such person then has a present right to exercise such Option or would have become entitled to exercise such Option had such person remained an Employee during such three-year period; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant; and

          (B) Eighteen (18) months from the date of such cessation due to injury, Redundancy, or his or her employer ceasing to be a Subsidiary or the operating division by which he or she is employed being disposed of by a Subsidiary or the Company to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date that person ceases to be an Employee, he or she then has a present right to exercise such Option".

     (e) For purposes of this Scheme, Subparagraph 7(g)(3) shall read:

     "In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to the Option, granted to such Employee shall be exercisable:

          (A) For one (1) year from its date of grant;

          (B) Only by the personal representative, administrator or the representative of the estate of the deceased Employee; and

          (C) Only to the extent that the deceased Employee would have been entitled to exercise such Option on the date of the Employee's death or would have become entitled to exercise such Option had the deceased Employee remained employed during such one-year period.

     (f) For the purposes of this Scheme, Subparagraph 7(g)(5) of the Main Plan shall read:

          "If a person ceases to be an Employee for a reason other than those specified above, that person shall have eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation."

     (g) For the purposes of this Scheme, Subparagraph 7(h) of the Main Plan shall read:

          "The Administrator may in its sole discretion increase the periods permitted for exercise of an Option as provided in Subparagraphs 7(g)(1),
     (2), (3) and (5) above; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant, and provided further that such Option is exercised within one (1) year after the Employee's death."

     (h) Paragraph 13 of the Main Plan providing for the payment or withholding of taxes shall not apply for purposes of this Scheme.

     (i) The second paragraph of Paragraph 15 of the Main Plan providing for the amendment of outstanding Options shall not apply for purposes of this Scheme.

5. ADJUSTMENTS

     The adjustment provisions in the first sentence of Paragraph 12 of the Main Plan shall apply for the purposes of this Scheme where there is a variation of the share capital of the Company within the meaning of Paragraph 29 of Schedule 9, provided that no such adjustment shall be made without the prior approval of the Board of Inland Revenue and the class of Shares subject to Options shall not be altered unless following such alteration, the shares would comply with paragraphs 10 to 14 of Schedule 9.

6. ADMINISTRATION OR AMENDMENT

     (a) The Scheme shall be administered under the direction of the Administrator as set out in Section A provided that:

          (i) for so long as the Administrator determines that the Scheme is to be an Approved Scheme no amendment shall be made without the prior approval of the Board of Inland Revenue; and

          (ii) if an amendment is proposed at a time when the Scheme is an Approved Scheme the Administrator shall notify the Board of Inland Revenue prior to making such amendment.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED       Please mark here for
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY       Address Change or
WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.                Comments           [ ]
                                                       SEE REVERSE SIDE


1.  ELECTION OF DIRECTORS
                                    WITHHOLD
    FOR all nominees               AUTHORITY
    listed to the right          to vote for all
    (except as marked            nominees listed
    to the contrary)              to the right

          [ ]                          [ ]

NOMINEES:         Dennis Stevenson, John R. Walter
                  and Jeffrey A. Joerres

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------

2.  Approval of the 2003 Equity Incentive Plan of Manpower Inc.

         FOR      AGAINST      ABSTAIN

         [ ]        [ ]          [ ]

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

         FOR      AGAINST      ABSTAIN

         [ ]        [ ]          [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                       , 2003
      ---------------------------------------

---------------------------------------------------
                     (Signature)


---------------------------------------------------
           (Signature if held jointly)


                            o FOLD AND DETACH HERE o

                                  MANPOWER INC.
                                 ANNUAL MEETING
                                       OF
                           MANPOWER INC. SHAREHOLDERS
                             TUESDAY, APRIL 29, 2003
                                    9:00 A.M.
                      BRADLEY PAVILION OF THE MARCUS CENTER
                             FOR THE PERFORMING ARTS
                             929 NORTH WATER STREET
                              MILWAUKEE, WISCONSIN


                                     AGENDA

         o Elect three directors to serve until 2006 as Class I directors.

         o        Approve the 2003 Equity Incentive Plan of Manpower Inc.

         o Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2003.

         o Transact such other business as may properly come before the meeting.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       OF

                                  MANPOWER INC.

The undersigned hereby appoints Jeffrey A. Joerres and Michael J. Van Handel proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Manpower Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held April 29, 2003 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


    Address Change/Comments (Mark the corresponding box on the reverse side)


                   ------------------------------------------

                   ------------------------------------------

                   ------------------------------------------

                   ------------------------------------------



                            o FOLD AND DETACH HERE o